                                 OFFICE LEASE                     Exhibit 10.38

                                    BETWEEN

                      BOARD OF ADMINISTRATION AS TRUSTEE
                            FOR THE POLICE AND FIRE
                          DEPARTMENT RETIREMENT FUND
                      ----------------------------------

                                  "LANDLORD"
                                  ----------


                                      AND


                        FIRSTWORLD COMMUNICATIONS, INC.
                        -------------------------------

                                   "TENANT"
                                   --------

                                 FOR SPACE AT
                             THE BUILDING KNOWN AS

                                "CRESCENT VII"
                       ---------------------------------

                           8390 E. Crescent Parkway
                           ------------------------
                          Greenwood Village, Colorado
                          ---------------------------



                             Dated:  June 28, 1999
                                     -------  ----

                               TABLE OF CONTENTS

1.  PREMISES; BUILDING; BUILDING COMPLEX; COMMON AREAS.......................  3

2.  LEASE TERM...............................................................  3

3.  RENT; SECURITY DEPOSIT...................................................  3
     3.1.  Base Rent.........................................................  3
     3.2.  Security Deposit..................................................  3

4.  TENANT FINISH AND ACCEPTANCE OF THE PREMISES
     4.1.  Landlord's Work...................................................  4
     4.2.  Postponement of Lease Commencement Date...........................  4
     4.3.  Acceptance of Premises............................................  4
     4.4.  Partial Months; Lease Commencement Certificate....................  5

5.  OPERATING EXPENSES ......................................................  5
     5.1.  Definitions Regarding Operating Expenses..........................  5
     5.2.  Payment of Excess Operating Expenses .............................  7
     5.3.  Partial Years ....................................................  8
     5.4.  Survival of Tenant's Obligation...................................  8
     5.5.  Tenant's Right to Question Excess Operating Expenses..............  8
     5.6.  Operating Expense Adjustments ....................................  8

6.  SERVICES.................................................................  9
     6.1.  Landlord's Services...............................................  9
     6.2.  Excess Usage......................................................  9
     6.3.  Additional Services to Tenant.....................................  9
     6.4.  Interruption of Services.......................................... 10
     6.5.  Notice to Landlord................................................ 10

7.  QUIET ENJOYMENT.......................................................... 10

8.  USE AND OCCUPANCY........................................................ 10

9.  MAINTENANCE AND REPAIRS.................................................. 11
     9.1.  Landlord's Obligations............................................ 11
     9.2.  Tenant's Obligations.............................................. 11

10. ALTERATIONS AND ADDITIONS................................................ 11
     10.1. Alterations by Tenant ............................................ 11
     10.2. Ownership and Removal of Alterations.............................. 12
     10.3. Landlord's ADA Alterations ....................................... 13

11. ENTRY BY LANDLORD ....................................................... 13

12. MECHANICS LIENS ......................................................... 13

13. SUBLETTING AND ASSIGNMENT
     13.1. Tenant's Right.....................................................13

    13.2. Other Restrictions; What Constitutes an Assignment..  14
    13.3. Certain Subleases...................................  14

14. DAMAGE TO PROPERTY; CLAIMS................................  14
    14.1. Landlord Not Liable.................................  14
    14.2. Tenant's Indemnity..................................  15

15. INSURANCE.................................................  15
    15.1. Landlord's Insurance................................  15
    15.2. Tenant's Insurance..................................  15
    15.3. Waiver of Claims and Subrogation....................  16

16. DAMAGE OR DESTRUCTION TO BUILDING.........................  16
    16.1. Repair of Damage....................................  16
    16.2. Termination of Lease................................  17

17. CONDEMNATION..............................................  17

18. ESTOPPEL CERTIFICATE......................................  17
    18.1. Duty to Provide.....................................  17
    18.2. Tenant's Failure to Deliver.........................  17

19. DEFAULT BY TENANT.........................................  18
    19.1. Event of Default....................................  18
    19.2. Remedies of Landlord................................  19
    19.3. Late Charges and Interest...........................  20
    19.4. Mitigation..........................................  21
    19.5. No Waiver...........................................  21
    19.6. Landlord's Lien.....................................  21

20. SUBORDINATION AND ATTORNNMENT.............................  22
    20.1. General.............................................  22
    20.2. Lease Modifications.................................  22

21. SURRENDER AND HOLDING OVER................................  22
    21.1. Surrender...........................................  22
    21.2. Property Not Removed................................  22
    21.3. Holding Over........................................  23

22. LANDLORD DEFAULT..........................................  23

23. NOTICE....................................................  23

24. RULES AND REGULATIONS.....................................  24

25. PARKING...................................................  24

26. RIGHT TO RELOCATE TENANT..................................  24

27. RIGHT TO DEMOLISH BUILDING................................  24

    27.1.  Notice of Termination.....................       24
    27.1.  Surrender of Premises.....................       24

28. MISCELLANEOUS
    28.1.  Limitation of Landlord's Liability........       25
    28.2.  No Merger.................................       25
    28.3.  Landlord's Use of Common Areas............       25
    28.4.  Covenants are Independent.................       25
    28.5.  Severability..............................       25
    28.6.  Captions and Terms........................       25
    28.7.  Binding Effect; Governing Law.............       26
    28.8.  Tenant's Authority........................       26
    28.9.  Joint and Several.........................       26
    28.10. Acts Binding Landlord.....................       26
    28.11. Changes in the Building; Use of Names.....       26
    28.12. Change in Light or View...................       26
    28.13. No Other Agreements; Amendments...........       26
    28.14. Brokers...................................       27
    28.15. Recordation...............................       27
    28.16. Execution Required........................       27
    28.17. Attorney's Fees...........................       27
    28.18. Time of Essence; Effective Dates..........       27

Exhibits:
---------

EXHIBIT A - Floor Plan of Leased Premises
EXHIBIT B - Legal Description of Building
EXHIBIT C - Tenant Improvement Agreement (Work Letter)
EXHIBIT D - Rules and Regulations
EXHIBIT E - Lease Commencement Certificate

                                 OFFICE LEASE

                                    PART I

                            BASIC LEASE TERM SHEET

BUILDING:              CRESCENT VII
                       ---------------------------------------------------------
                       8390 E. Crescent Parkway, Greenwood Village, Colorado
                       ---------------------------------------------------------

LEASE DATE:
                       ---------------------------------------------------------
                       Board of Administration as Trustee for the Police and
LANDLORD:              Fire Department Retirement Fund
                       ---------------------------------------------------------
                       Address:  777 North First Street, #750
                                 -----------------------------------------------
                                     San Jose, CA 95112-6311
                       ---------------------------------------------------------
TENANT:                FIRSTWORLD COMMUNICATIONS, INC., a Delaware Corporation
                       ---------------------------------------------------------
                       Address: Prior to 08/01/99 - 7100 E. Belleview Ave., #210
                                -----------------------------------------------
                                                    Greenwood Village, CO 80111
                       ---------------------------------------------------------
                       Notice Address: After 08/01/99 - 8390 E. Crescent Pkwy,
                                       ---------------------------------------
                                       #300, Greenwood Village, CO 80111
                       ---------------------------------------------------------
BUILDING MANAGER:      DTC MANAGEMENT. LLC
                       ---------------------------------------------------------
                       Address: 8350 East Crescent Parkway. Suite 100
                                ------------------------------------------
                       Greenwood Village. CO 80111
                       ---------------------------------------------------------
LANDLORD'S BROKER:     CUSHMAN REALTY CORPORATION
                       ---------------------------------------------------------
TENANT'S BROKER:       FREDERICK ROSS & COMPANY
(if any)
                       ---------------------------------------------------------
LEASED PREMISES:       Suite Number: 300 and 200  Floor:  Third (entire) &
                                                          Second (part)
                                     -----------          ----------------
                       Address: 8390 E. Crescent Parkway,
                                ------------------------------------------------
                                Greenwood Village, CO 80111
                       ---------------------------------------------------------
                       Tenant's Rentable Area: 42,560
                                               ---------------------------------
LEASE TERM:           Lease Commencement Date: 8/l/99 (3rd floor);
                                               l/l/00 (2nd floor)
                                               ---------------------------------

                       Lease Expiration Date: 7/31/02 (Subject to termination
                                                       right outlined in Rider
                                                       to this Lease)
                                              ----------------------------------
                       Lease Term: 3 Years, plus 0 Months
                                  ---           ---
                       Note: Lease term on second floor is 31 months.

BASE RENT          Payable in monthly installments as follows:

                   Mos. 1-5:  $47,636.00     Mos. 13-24: $86,893.33
                   -----------------------------------------------------------
                   Mos. 6-12: $85,120.00     Mos. 25-36: $88,666.67
                   -----------------------------------------------------------

BASE OPERATING
EXPENSES:          Included in the base rent is a 1999 base year.
                   -----------------------------------------------------------
                   Tenant's Pro-Rata Share: 31-52% Building rentable area is
                                            ------
                   135,044

SECURITY DEPOSIT:  None
                   -----------------------------------------------------------

PARKING SPACES:    Number of Parking Spaces:  159 total spaces
                                              --------------------------------
                                               4 "A" spaces   98 surface spaces

                   Location of Parking Spaces: 16 "B" spaces  41 "B" spaces
                                               (no charge)**
                                              --------------------------------

                                                 A spaces $80.00/month
                   Parking Rate at Commencement: B spaces $60.00/month
                                                 -----------------------------

OPTIONS:           See below (*)
                   -----------------------------------------------------------

GUARANTOR:         Name:  NONE
                   -----------------------------------------------------------

                   Address:
                            --------------------------------------------------

                   -----------------------------------------------------------


THIS BASIC LEASE TERM SHEET, together with the General Provisions in Part II and any Exhibits as Part III, all constitute the entire lease between Tenant and Landlord for the Leased Premises, made and entered into as of the Lease Date.

[TENANT'S INITIALS APPEAR HERE]                [LANDLORD'S INITIALS APPEAR HERE]
-------------------------------                ---------------------------------
      TENANT'S INITIALS                               LANDLORD'S INITIALS

* Tenant shall have three (3) consecutive two (2) year options to renew the lease. The rental rate shall be at the then prevailing market rates for like space at the Crescent project. Tenant will give Landlord no less than six (6) months notice to exercise said options.

** Landlord reserves the right to change the location of the 41 B spaces.

                                    PART II

                              GENERAL PROVISIONS

1.   PREMISES: BUILDING: BUILDING COMPLEX: COMMON AREAS. In consideration of the
     ---------------------------------------------------
payment of the Rent and the performance of Landlord and Tenant's obligations under the Lease, Landlord hereby leases to Tenant and Tenant leases from Landlord the premises as described on the Basic Lease Term Sheet and as depicted on Exhibit A (the "Premises") located in the building on the land described on
   ---------
Exhibit B (the "Building"), together with a non-exclusive right to use all
---------
common areas designated by Landlord for non-exclusive use of the tenants of the Building. The Building, real property, plazas, landscaped and parking areas, drives and related easements, common areas. and appurtenances are hereinafter collectively sometimes called the "Building Complex" whether all or a part of it. The "Common Areas" include the exterior plazas, Building entrances, walkways, driveways to the Building, elevators, stairways, common lobbies and corridors, and other areas designated from time-to-time by Landlord for the use of all tenants of the Building; but specifically excluding (without limitation) covered, handicapped and other parking reserved for visitors and for use by those other than Tenant.

     All inspections of the Premises or Building Complex during construction under the Work Letter (defined in Paragraph 4) by Tenant its employees, architects, agents or representatives shall be at Tenant's sole risk, and Tenant shall indemnify and hold Landlord and its employees. partners, contractors, and Building Manager harmless from and against any and all injuries, death, damages, loss, claims, suits and liability arising out of any such inspection, except to the extent caused by the negligence or willful misconduct of Landlord, its agents or employees. Tenant shall not prior to the Lease Commencement Date enter on the Premises or permit others to do so, except during normal work hours at the Premises and after prior notice to and approval by Landlord and Landlord's general contractor and subject to compliance with all safety requirements and other rules of Landlord and the general contractor and the requirements of their insurers and applicable laws and regulations.

2.   LEASE TERM. The term of the Lease shall commence at 12:01 a.m. on the
     ----------
Lease Commencement Date and shall terminate at 12:00 midnight on the Lease Expiration Date, as specified on the Basic Lease Term Sheet (the "Primary Lease Term"). The Primary Lease Term, as it may be extended, is referred to as the "Lease Term."

3.   RENT: SECURITY DEPOSIT.
     ----------------------

     3.1.  Base Rent. Tenant shall pay to Landlord base rent for the Premises
           ---------
("Base Rent") as specified on the Basic Lease Term Sheet during the Primary Lease Term. All installments of Base Rent shall be payable in advance, on the first day of each calendar month during the Lease Term, except that the first monthly installment of Base Rent shall be due and payable upon execution of this Lease by Tenant. All Base Rent and Additional Rent (as hereinafter defined), (collectively, "Rent") shall be paid without notice, demand, deduction, offset, or abatement (except as otherwise expressly provided in this Lease), at Landlord's address or at such other place as Landlord from time-to-time designates in writing. In no event will the total Rent to be paid by Tenant during any Lease Year ever be less than the Base Rent plus Tenant's Pro Rata Share of increases in Operating Expenses under Paragraph 5.

4.   TENANT FINISH AND ACCEPTANCE OF THE PREMISES.
     ---------------------------------------------

     4.1. Landlord's Work. If Landlord has agreed to make improvements or to
          ---------------
perform remodeling, work to the Premises, provisions with respect to any such work are set forth in the work letter attached to this Lease as Exhibit C (the
                                                                ---------
"Work Letter"). Other than as set forth in the Work Letter, Landlord shall have no obligations for any remodeling or other work in the Premises, and Tenant shall accept the Premises in their "as-is" condition on the date the Premises is Ready for Tenant.

     4.2. Postponement of Lease Commencement Date. If Landlord is to complete
          ---------------------------------------
the Tenant Finish Work (as defined in the Work Letter) and the Premises are not Ready for Tenant on the Lease Commencement Date (except as set forth in the Work Letter with respect to Tenant Delay), or if Landlord is delayed in delivering the Premises to Tenant because a prior tenant falls to vacate, the Lease Commencement Date shall be postponed until the earlier of: (i) the date the Premises are Ready for Tenant; or (ii) the date Tenant takes occupancy of any of the Premises, on which date all of the provisions of this Lease shall take effect, including the payment of Rent. If the Premises are not Ready for Tenant due to a delay caused by Landlord (and not because of a Tenant Delay, as defined in the Work Letter), the postponement of Tenant's obligation to pay Rent shall be in full settlement of all claims which Tenant might otherwise have by reason of the Premises not being Ready for Tenant on the Lease Commencement Date. "Ready for Tenant" shall mean either the date that Landlord has substantially completed any Tenant Finish Work in the Premises to be performed by Landlord in the Work Letter, or, if Landlord has no obligations to do Tenant Finish Work, the date the Premises is delivered to Tenant. A certificate of substantial completion from the architect (or other representative of Landlord) in charge of supervising the Tenant Finish Work (if any) shall be the date the Premises are Ready for Tenant.

     4.3. Acceptance of Premises. Taking possession of the Premises by Tenant
          ----------------------
shall be conclusive evidence that the Premises are Ready for Tenant and of satisfactory completion of any Tenant Finish Work which Landlord has agreed to perform in the Work Letter, subject to any punch list items that do not materially interfere with Tenant's use of the Premises.

     4.4. Partial Months: Lease Commencement Certificate. If the Lease
          ----------------------------------------------
Commencement Date does not begin on the First day of a month, Tenant shall pay proportionate Rent in advance for the partial month and the partial month shall be considered part of the first Lease Year (as defined in 5.1). In the event the Lease Commencement Date is delayed, the Lease Expiration Date shall be extended so that the Primary Lease Term will continue for the full period set forth in the Basic Lease Term Sheet. At the request of either parry, Landlord and Tenant shall execute a Lease Commencement Certificate, the form of which is attached hereto as Exhibit E, setting forth among other things the Lease Commencement
                  --
Date and the Lease Expiration Date.

5.   OPERATING EXPENSES.
     -------------------

     5.1. Definitions Regarding Operating Expenses. The following terms have the
          ----------------------------------------
following meanings with respect to their use in this Lease:

          a. "Base Operating Expenses" is the amount specified on the Basic Lease Term Sheet. It is understood and acknowledged by Tenant that Landlord has not made any representation or given Tenant any assurances regarding current or Base Operating Expenses or Additional Rent resulting from the calculation of Base Operating Expenses (any estimates provided by Landlord are non-binding estimates only). In the event that the actual Operating Expenses during any year are less than the Base Operating Expenses, Tenant shall not be entitled to any refund, credit or other form of reimbursement.

*See attached Rider

          b. "Building Rentable Area" means the square footage of the Building determined by measurement in accordance with the methods of measuring rentable area and usable area as described in the Standard Method for Measuring Floor Area in Office Buildings, ANSI Z65.1-1996, as promulgated by the Building Owners and Managers Association (BOMA) International as modified for application to Denver office buildings. Building Rentable Area is stipulated to be as shown on the Basic Lease Term Sheet. If there is a significant change in the Building Rentable Area as a result of an addition to the Building, partial destruction, modification to building design. or similar cause which causes a reduction or increase thereto on a permanent basis. Landlord shall make such adjustments in the computations as shall be necessary to provide for any such change.

          c. "Tenant's Pro Rata Share" means the percentage specified on the Basic Lease Term Sheet. In the event Tenant, at any time during the Lease Term, leases additional space in the Building, Tenant's Pro Rata Share shall be recomputed by dividing the total rentable square footage of space then being leased by Tenant (including any additional space) by the Building Rentable Area, and the resulting percentage figure shall become Tenant's Pro Rata Share.

          d. "Lease Year" means each calendar year during the Lease Term, except that the first Lease Year shall begin on the Lease Commencement Date and end on December 31 of that year, and the last Lease Year shall begin on January 1 of the calendar year in which this Lease expires or is terminated and end on the date it expires or terminates. If the first or last Lease Year is less than 12 months. Operating Expenses for these years shall be prorated.

          e. "Operating Expenses" means all operating expenses of any kind or nature (except as otherwise expressly provided in this subsection) as reasonably determined by Landlord and which are incurred in connection with the ownership, operation and maintenance of the Building Complex. Operating Expenses shall include, but not be limited to:

             i. All real property taxes and assessments levied against the Building Complex by any governmental or quasi-governmental authority, including any taxes, assessments, reassessments, surcharges, imposition, or other service, tax or other fees of a nature now in effect or which shall hereafter be levied on the Building Complex as a result of the use, ownership or operation of the Building Complex or for any other reason. whether in lieu of or in addition to, any current real estate taxes and assessments; provided, however, in no event shall the terms "taxes" or "assessments include any federal or state income taxes levied or assessed on Landlord, unless those taxes are a substitute for real property taxes (collectively referred to as "Taxes"). Expenses incurred by Landlord for tax consultants and in contesting the amount or validity of any Taxes shall be included in such computations. "Assessments" shall include general and special assessments, license tax, business license fee, business license tax, commercial rental tax, levy, charge penalty or tax, imposed by any authority having the direct power to tax, including any city, county state or federal government, or any school, agricultural, lighting, water, drainage or other improvement or special district, against the Premises, the Building or Building Complex or any legal or equitable interest of Landlord therein. For the purposes of this Lease, any special assessments shall be deemed payable in such number of installments as is permitted by law, whether or not actually so paid;

              ii. Costs of cleaning and other supplies, tools, materials and equipment;

              iii. Costs incurred in connection with obtaining and providing energy for the Building Complex, including costs of propane, butane, natural gas, steam, electricity, solar energy and fuel oils, coal or any other energy sources as well as costs for heating, ventilation, and air conditioning services ("HVAC");

              iv.    Costs of water and sanitary and storm drainage services;

              v. Costs of security services (if any) and janitorial services;

              vi. Costs of maintenance, repairs, alterations, improvements and replacements, including materials, labor, equipment and maintenance contracts; and

              vii. Costs of maintenance and replacement of landscaping; and costs of maintenance, repair, resurfacing, striping and repairing parking areas and Common Areas, including trash, ice and snow removal;

              viii. Insurance premiums in connection with the insurance carried by Landlord in accordance with Paragraph 15, including fire and all-risk coverage, together with loss of rent endorsement; the part of any claim required to be paid under the deductible portion of any insurance policy carried by Landlord in connection with the Building Complex; public liability insurance and any other insurance carried by Landlord on the Building Complex;

              ix. Labor costs, including wages and other payments, costs to Landlord of workmen's compensation and disability insurance, payroll taxes, fringe benefits, pension, profit sharing and all legal fees and other costs or expenses incurred in resolving any labor dispute;

              x. Professional building management fees and costs of Building management space occupied by the Building Manager or its agents;

              xi. Legal, accounting, inspection, and consultation fees (including fees charged by consultants retained by Landlord for services that are designed to produce a reduction in Operating Expenses or to reasonably improve the operation, maintenance or state of repair of the

Building Complex) incurred in the ordinary course of operating the Building Complex; and a general overhead and administrative charge equal to 2% percent of all Operating Costs.

          xii. The costs of capital improvements and structural repairs and replacements made in or to the Building Complex or the cost of any machinery or equipment installed in the Building Complex in order to conform to any applicable laws, ordinances, rules, regulations or orders of any governmental or quasi-governmental authority having jurisdiction over the Building Complex ("Required Capital Improvement"); the costs of any capital improvements and structural repairs and replacements designed primarily to reduce Operating Expenses ("Cost Savings Improvements"); and a reasonable annual reserve for all other capital improvements and structural repairs and replacements reasonably necessary to permit Landlord to maintain the Building Complex. The expenditures for Cost Savings Improvements shall be limited in any year to the amount of the resulting reduction of Operating Expenses; and

          xiii. Any other expense which under generally accepted real estate standard for Class A buildings in the Denver Tech Center area would be considered Operating Expenses.

          f. "Operating Expenses" shall not include (i) costs of work, including painting and decorating and tenant improvement work, which Landlord performs for any tenant in the Building which is not for the benefit of all or most tenants of the Building; (ii) costs of repairs or other work occasioned by fire, windstorm or other insured casualty to the extent of insurance proceeds received by Landlord; (iii) leasing commissions, advertising expenses, and other costs incurred in leasing space in the Building; (iv) costs of repairs or rebuilding necessitated by condemnation; (v) any interest on borrowed money or debt amortization on Landlord's mortgages on the Building, except as specifically set forth above; or (vi) depreciation on the Building.

     5.2. Payment of Excess Operating Expenses. It is hereby agreed that
          ------------------------------------
commencing with the first Lease Year and continuing each month thereafter through the Lease Term, Tenant shall pay to Landlord as Additional Rent at the same time as Base Rent is paid an amount equal to 1/12 of Landlord's estimate of Tenant's Pro Rata Share of the increase in Operating Expenses for the particular Lease Year in excess of the Base Operating Expenses (the "Excess Operating Expense"). Landlord shall deliver to Tenant, as soon as practicable following the end of any Lease Year, an estimate of the Excess Operating Expenses for the new Lease Year (the "Budget Sheet"). Until receipt of the Budget Sheet, Tenant shall continue to pay its current monthly Tenant's Pro Rata Share of Excess Operating Expenses based upon the estimate for the preceding Lease Year. If the Budget Sheet reflects an estimate of Tenant's Pro Rata Share of Excess Operating Expenses for the new Lease Year greater than the amount actually paid to the date of receipt of the Budget Sheet for the new Lease Year, Tenant shall pay such amount to Landlord within 30 days of receipt of the Budget Sheet. Upon receipt of the Budget Sheet Tenant shall thereafter pay the amount of its monthly Tenant's Pro Rata Share of the Excess Operating Expenses as set forth in the Budget Sheet. As soon as practicable following the end of any Lease Year, but not later than May 1, Landlord shall submit to Tenant a statement in reasonable detail describing the computations of the Excess Operating Expenses setting forth the exact amount of Tenant's Pro Rata Share of the increase, if any, in Operating Expenses for the Lease Year just completed, and the difference, if any, between the actual Tenant's Pro Rata Share of the increase in Operating Expenses for the Lease Year just completed and the estimated amount of Tenant's Pro Rata Share of the Excess Operating Expenses for such Lease Year (the "Statement"). Notwithstanding the foregoing, Landlord's failure to deliver the Statement to Tenant on or before May 1 shall not be a waiver of Landlord's rights under this Paragraph. If the actual Tenant's Pro Rata Share of the Excess Operating Expenses for the period covered by the Statement is higher than the estimated Tenant's Pro Rata Share of the Excess Operating Expenses which Tenant previously paid during the Lease Year just completed. Tenant shall pay to Landlord the difference within 30 days following receipt of the Statement from Landlord. If the actual Tenant's Pro Rata Share of the Excess Operating Expenses for the period covered by the Statement is less than the estimated Tenant's Pro Rata Share of the Excess Operating Expenses which Tenant previously paid during the Lease Year just completed, Landlord shall credit the excess against any sums then owing or next becoming due from Tenant under this Lease. In no event will Rent be less than Base Rent. In the event the Building is not fully occupied during any particular Lease Year, Landlord shall adjust those Operating Expenses which are affected by the occupancy rates for the particular Lease Year, or part of it, as the case may be, to reflect an occupancy of not less than 95% percent of the Building Rentable Area.

     5.3. Partial Years. If the Lease Term covers a period of less than a full
          -------------
calendar year during the first or last Lease Years, Tenant's Pro Rata Share of the increase in Operating Expenses for the partial year shall be calculated by proportionately reducing Operating Expenses to reflect the number of months in that year.

     5.4. Survival of Tenant's Obligation. Landlord's and Tenant's
          -------------------------------
responsibilities with respect to the Excess Operating Expense survive the expiration or termination of this Lease and Landlord shall have the right to retain the Security Deposit, or so much thereof as it deems necessary, to secure Tenant's obligations attributable to the Lease Year in which this Lease terminates.

     5.5  Tenant's Right to Question Excess Operating Expenses. If Tenant
          ----------------------------------------------------
questions the amount of Excess Operating Expenses as shown by the Statement, Tenant shall notify Landlord within 30 days after receipt of the Statement. If Tenant does not give Landlord notice within that time period. Tenant shall have waived its right to dispute the Statement. If Tenant timely gives notice, it shall have 90 days after giving notice to hire, at Tenant's sole expense, an accredited member of the Colorado Society of CPA's ("Tenant's Accountants"), to examine Landlord's books and records for the purpose of verifying the accuracy of the Statement. If Tenant's Accountants determine that an error has been made, notice describing the error in reasonable detail must be given to Landlord during that 90-day period, or the right to question the Statement shall be waived. and if such a notice is given, Landlord and Tenant shall endeavor to agree upon the matter within the following 30 days. All information disclosed to Tenant or Tenant's Accountants in connection with any such review shall be kept confidential by Tenant and Tenant's Accountants and shall not be disclosed or used by Tenant or Tenant's Accountants for any reason other than to verify information set forth in the Statement. Notwithstanding the pendency of any dispute over any particular Statement. Tenant shall continue to pay Landlord the amount of the adjusted monthly installments of Additional Rent based upon the Statement until the dispute is resolved. Delay by Landlord in submitting any Statement for any Lease Year shall not affect the provisions of this Paragraph or constitute a waiver of Landlord's rights as set forth herein for that or any subsequent Lease Year.

     5.6. Operating Expense Adjustments. Notwithstanding anything in this Lease
          -----------------------------
to the contrary, if any lease entered into by Landlord with any tenant in the Building is on a "net" basis, or provides for a different basis of computation for any Operating Expenses with respect to its leased premises, then, to the extent that Landlord determines that an adjustment should be made in making the computations of Operating Expenses under this Lease. Landlord may modify the computation of Base Operating Expenses, Building Rentable Area, and Operating Expenses for any Lease Year in order to eliminate or otherwise modify any such expenses which are paid for in whole or in part by that tenant. Furthermore, Landlord shall also be permitted to make such adjustments and modifications to the provisions of this Paragraph as shall be reasonably necessary, to achieve the intent of this Lease or the intention of the parties hereto.

6.   SERVICES.
     --------

     6.1.  Landlord's Services. Subject to the provisions of subparagraph 6.4.
           -------------------
Landlord in accordance with standards established by Landlord from, time to time for the Building, agrees: (1) to furnish running water for use in lavatories and drinking fountains (and to the Premises if the Space Plans for the Premises so provide); (2) to furnish, during Ordinary Business Hours, as hereinafter defined, heated or cooled air to the Premises as may, in the judgment of Landlord, be reasonably required for the comfortable use and occupancy of the Premises, provided that the requirements of this Lease for occupancy and use of the Premises are complied with by Tenant and provided it is used only for standard office use; (3) to provide, during Ordinary Business Hours, the general use of passenger elevators (if there are on the date of this Lease elevators in the Building) for ingress and egress to and from the Premises; (4) to provide to the Premises the standard janitorial services provided for other tenants of the Building (including such window washing of the outside of exterior windows as may, in the judgment of Landlord, be reasonably required), after Ordinary Business Hours five days each week, excluding Holidays: and (5) to cause electric current to be supplied to the Premises for all of Tenant's Standard Electrical Usage. "Tenant's Standard Electrical Usage" means electrical consumption for the standard tenant lighting used in the Building and ordinary office equipment that operates on standard 110 voltage and does not require special or additional ventilation or air conditioning. "Ordinary Business Hours" as used herein means 7:00 a.m. to 6:00 p.m. Monday through Friday and 8:00 a.m. to 12:00 p.m. on Saturdays, Holidays excepted. "Holidays," as used herein, means New Year's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day, and such other national holidays as may be observed by national banks in Denver, Colorado.

     6.2.  Excess Usage.  "Excess Usage" means any usage of electricity (1)
           ------------
during other than Ordinary Business Hours: or (2) in an amount in excess of Tenant's Standard Electrical Usage; or (3) for "Special Equipment"; or (4) for any requirement for standard HVAC services during other than Ordinary Business Hours. "Special Equipment" means (a) any equipment consuming more than 0.5 kilowatts at rated capacity, (b) any equipment requiring a voltage other than 110 volts, single phase. or (c) equipment that requires the use of self-contained HVAC units. If Tenant desires Excess Usage, it shall give Landlord at least 24 hours prior notice, and Landlord shall use reasonable efforts to supply it, at the expense of Tenant, at Landlord's standard rate as established by it from time to time. Tenant shall reimburse Landlord for reasonable costs incurred by Landlord in providing services for Excess Usage. Reasonable costs shall include Landlord's costs for materials, additional wear and tear. on equipment, utilities, and labor (including fringe benefits and overhead costs). Computation of Landlord's cost for providing Excess Usage will be made by Landlord's engineer, based on his engineering survey of Tenant's Excess Usage. Tenant shall also reimburse Landlord for all costs of supplementing the Building HVAC System and/or extending or supplementing any electrical service, as Landlord may determine is necessary, as a result of Tenant's Excess Usage. Prior to installation or use by Tenant of any equipment which will result in Excess
Usage or operation of the Premises for extended hours on an ongoing basis, Tenant shall notify Landlord of such intended installation or use and obtain Landlord's consent. In addition, Landlord shall have the right, if it determines based on its reasonable judgment that Tenant is using electric current in excess of Tenant's Standard Electrical Usage, to require Tenant at Tenant's sole cost and expense, to install a check meter and/or flow meter to determine the amount of such Excess Usage, and the cost of the check meter and/or flow meter, including monitoring, installation and repair, shall be paid by Tenant.

     6.3.  Additional Services to Tenant. If Tenant requires janitorial or other
           -----------------------------
services in addition to those required to be provided to all other tenants of the Building, Tenant shall pay for those services monthly as Additional Rent. In addition, Tenant shall pay as Additional Rent monthly with Base Rent any and all charges for utility services supplied and materials furnished directly to the Premises. It is also understood and agreed that Tenant shall pay the cost of replacing light bulbs and/or tubes and ballast used in all lighting in the Premises other than the standard tenant lighting used in the Building.

     6.4. Interruption of Services. Landlord may discontinue, reduce, or curtail
          ------------------------
heating, air conditioning, elevator, electrical, janitorial, lighting, or other services, or any of them, at such times as it may be necessary by reason of accident, repairs, alterations, improvements, strikes, lockouts, riots, acts of God, application of Laws (as hereinafter defined) or due to any other happening beyond the control of Landlord. In the event of any interruption, reduction, or discontinuance of Landlord's services Landlord shall, if possible, give advance notice to Tenant, but Landlord shall not be liable for damages to Tenant or any other party as a result thereof nor shall the occurrence of any such event in any way be construed as an eviction of Tenant, cause or permit an abatement, reduction or set off of Rent or operate to release Tenant from any of Tenant's obligations under this Lease.

     6.5. Notice to Landlord. Tenant shall promptly notify Landlord or the
          ------------------
Building Manager of any interruption in the Building services or of any defects in the Building or Building systems of which Tenant becomes aware and of which Landlord is not aware, including defects in pipes, electric wiring, and HVAC equipment. In addition, Tenant shall provide Landlord with prompt notification of any matter or condition of which it becomes aware which may cause injury or damage to the Building, the Building Complex, or to any person or property.

7.   QUIET ENJOYMENT. Subject to the provisions of this Lease, all Laws and
     ---------------
any mortgage, easement covenants, reservations or other encumbrances on the Building Complex, Landlord agrees to warrant and defend Tenant in the quiet enjoyment and possession of the Premises during the Lease Term against any person claiming under Landlord, so long as Tenant complies with its obligations to pay Rent and performs all of its other obligations under this Lease.

8.   USE AND OCCUPANCY. The Premises shall be used and occupied as business
     -----------------
offices for the operation of Tenants business (the "Permitted Use") and for no other purpose, and Tenant shall use it in a careful, safe, and proper manner, and pay on demand for any damage, including repair of damage, to the Building Complex caused by the use, act or neglect by Tenant, Tenant's agents or employees, or any other person entering upon the Premises under express or implied invitation of Tenant. Tenant shall at its sole cost, comply with all applicable federal, state, city, quasi-governmental and utility provider laws, statutes, ordinances, orders, codes, rules, regulations, covenants and restrictions now or hereafter in effect, including the Americans With Disabilities Act ("ADA") and all environmental laws (collectively referred to as "Laws") applicable to Tenant's use, occupancy or alteration of the Premises, and Tenant shall obtain all permits or licenses required for its business conducted at the Premises. Tenant shall not commit waste or permit waste to be committed or cause or permit any unpleasant odor or noise or other nuisance in or from the Premises or on the Building Complex. Tenant shall not use the Premises for any use that causes an increase in rates or cancellation of any insurance policy covering the Building Complex. Tenant shall not store, keep, use, sell, dispose of or offer for sale in, upon or from the Premises or the Building Complex any article or substance prohibited by any insurance policy covering the Building Complex or the Premises nor shall Tenant keep, store, produce, dispose of or release on, in or from the Premises or the Building Complex (or allow others to do so) any substance which may be deemed an infectious waste, hazardous waste, hazardous or toxic material, or hazardous substance under any Laws (collectively called "Hazardous Materials") except customary office and cleaning supplies stored and used in accordance with Laws. Tenant represents and warrants to Landlord that it shall not brine onto or allow other to bring any Hazardous Materials onto the Building Complex, and that it has received no notice or complaint from any governmental authority or third party that the business it intends to operate in the Premises or that any property or materials it intends to keep or allow on the Building Complex or in the Premises is a Hazardous Material or violates any Laws. Tenant shall give prompt notice to Landlord of any such notice or complaint it has received or does receive in the future. Tenant shall pay when due any taxes assessed with respect to Tenant's use or occupancy of the Premises and Tenant's Property (as defined in Paragraph 10) and any Alterations made by Tenant.

9.   MAINTENANCE AND REPAIRS.
     -----------------------

     9.1. Landlord's Obligations. Landlord shall, subject to reimbursement as
          ----------------------
part of Operating Expenses, to the extent deemed reasonably necessary by Landlord for operations of the Building Complex, repair and maintain: the structural portions of the Building, elevators and escalators (if any), plumbing, air conditioning, heating and electrical systems installed or furnished by Landlord, the Building roof, the curtain wall, including all glass connections at the perimeter of the Building, all exterior doors, including any exterior plate glass within the Building, Building telephone and electrical closets owned or operated by Landlord, the Common Areas of the Building Complex, landscaping, and interior portions of the Building above and below grade which are not within space leased to Tenant or other tenants in the Building.
Landlord shall have no obligation to make improvement to or to repair or maintain the Premises during the Lease Term except as expressly required in this Lease or in the Work Letter.

     9.2. Tenant's Obligations. Tenant, at Tenant's sole cost and expense,
          --------------------
except for services furnished by Landlord pursuant to Paragraph 6 and Landlord's obligations under Paragraph 9.1, shall maintain, in good order, condition, repair, and appearance the Premises, including the interior surfaces of the ceilings (if damaged or discolored due in whole or in part to the act, neglect, omission or fault of Tenant), walls and floors, all doors, interior glass partitions or glass surfaces (not exterior windows) and pipes, electrical wiring, switches, fixtures and other special items exclusively serving the Premises, subject to the provisions of Paragraph 14. In the event Tenant fails to maintain the Premises as required by this Paragraph 9.2, Landlord shall give Tenant notice to do such acts as are required by this Paragraph 9.2. If within a reasonable time not to exceed 30 days following Landlord's notice, Tenant fails to perform its obligations under this Paragraph 9.2, or if those obligations cannot reasonably be completed within 30 days, fails to promptly commence such work and diligently pursue it to completion within a reasonable time not to exceed 90 days, then Landlord shall have the right, but shall not be required, to do such acts and expend such funds at the expense of Tenant as are reasonably required to perform those obligations, without curing Tenant's default. The funds so expended plus 20% of such amounts as an overhead/administrative charge shall be due and payable by Tenant within 10 days after receipt of Landlord's invoice. Landlord shall have no liability to Tenant for any damage, inconvenience or interference with the use of the Premises by Tenant as a result of performing or not performing any such obligations.

10.  ALTERATIONS AND ADDITIONS
     -------------------------

     10.1. Alterations by Tenant. Except as expressly provided in the Work
           ---------------------
Letter, Tenant shall make no alterations, additions or improvements to the Premises or the Building Complex (the "Alterations"), including the installation of equipment or machinery which requires modifications to existing electrical outlets or increases Tenant's usage of electricity beyond Tenant's Standard Electrical Usage without obtaining the prior written consent of Landlord. Tenant shall submit any such request to Landlord at least 30 days prior to the commencement of the Alterations. Landlord may impose, as a condition to its consent, and at Tenant's sole cost, such requirements as Landlord may deem necessary in its judgment, including the manner in which the Alterations are done, the material to be used, the architect and contractor by whom the work is to be performed and the times during which the work is to be accomplished, approval of all plans and specifications, and the procurement of all licenses and permits. Landlord shall be entitled to or to require Tenant to post notices on and about the Premises with respect to Landlord's non-liability for the Alterations and Tenant shall not permit those notices to be defaced or removed. Tenant further agrees not to connect any apparatus, machinery or device to the Building systems, including electric wires, water pipes, fire, safety, heating and mechanical systems, without the prior written consent of Landlord. Alterations which Tenant is permitted to make shall be performed in a good and workmanlike manner and in compliance with this Lease.

     If Landlord permits any Alterations, then prior to the commencement of those Alterations, Tenant shall deliver to Landlord certificates (and copies of the policies if requested by Landlord) issued by insurance companies qualified to do business in the state where the Premises are located evidencing that workmen's compensation, public liability insurance and property damage insurance, builder's risk coverage (if applicable) all in amounts, with companies and on forms satisfactory to Landlord, are in force and maintained by all such contractors and subcontractors engaged by Tenant to perform the work. All such policies shall name Landlord as an additional insured and shall provide that they may not be canceled or modified without 30 days' prior notice to Landlord.

     Tenant, at its sole cost and expense, shall cause any permitted Alterations to be performed in compliance with all applicable requirements of insurance policies. Laws, and governmental bodies having jurisdiction, in such manner as not to interfere with other tenants or interfere with, delay, or impose any additional expense Upon Landlord in the construction, maintenance or operation of the Building Complex, and so as to maintain harmonious labor relations in the Building and to not disturb other tenants' use of their premises or interfere with Landlord's operation of the Building Complex. In addition, Tenant, at its sole cost and expense, shall be responsible for the acquisition of auxiliary aids, required under the ADA, including all Alterations required: (i) as a result of Tenant, or any subtenant, assignee or concessionaire, being a Public Accommodation (as defined in the ADA); (ii) as a result of the Premises being a Commercial Facility (as defined in the ADA); (iii) as a result of any leasehold improvements made to the Premises by or on behalf of Tenant, or any subtenant, assignee or concessionaire (whether or not Landlord's consent to such leasehold improvements was obtained); or (iv) as a result of the employment by Tenant, or any subtenant, assignee or concessionaire, of any individual with a disability.

     10.2. Ownership and Removal of Alterations. All Alterations, whether made
           ------------------------------------
by Landlord or Tenant, including all counters, screens, grilles, cabinetry work, partitions, paneling, carpeting, drapes or other window coverings and light fixtures (but not including Tenant's Property, as defined below), shall be deemed a part of the real estate and the property of Landlord and shall remain upon and be surrendered with the Premises without disturbance or injury, at the end of the Lease Term, unless Landlord, by notice given to Tenant no later than 15 days after the end of the Lease Term or Tenant's possession, shall elect to have Tenant remove all or any of the Alterations, and in that event, Tenant shall promptly remove those Alterations. Any such removal, whether required or permitted by Landlord, shall be at Tenant's sole cost and expense, and Tenant shall restore and repair any damage caused by the removal. All movable partitions, machines and equipment which are installed in the Premises by or for Tenant, without expense to Landlord, which can be removed without damage to or defacement of the Building or the Premises, and all unattached furniture, furnishings and other articles of personal property owned by Tenant and located in the Premises (all of which are herein called "Tenant's Property") shall be and remain the property of Tenant and may be removed by it at any time during the Lease Term, subject to the provisions of this Lease. However, if any of Tenant's Property is removed, Tenant shall repair or pay the cost of repairing any damage to the Building Complex or the Premises resulting from the removal.

     10.3. Landlord's ADA A1terations. Landlord shall, subject to reimbursement
           --------------------------
as part of Operating Expenses, be responsible for any alterations, modifications or improvements to any Common Areas of the Building Complex which are required by the ADA.

11.  ENTRY BY LANDLORD. Landlord, the Building Manager and their employees,
     -----------------
contractors and agents shall have the right to enter the Premises at all reasonable times after advance notice to Tenant (except in the case of an emergency or to provide janitorial services, which shall require no notice) for the purpose of inspecting it, to supply any services to be provided by Landlord, to show it to prospective purchasers, investors or Mortgagees, to make such alterations, repairs, maintenance, improvements or additions to the Premises or to the Building as Landlord may deem necessary or desirable, and during the last 270 days of the Lease Term or after an Event of Default to show it to prospective tenants. Landlord may for these purposes, if Tenant is not present, enter the Premises by means of a master key. Any such entry shall not entitle Tenant to an abatement of Rent or any other claim against Landlord, except for Landlord's negligence or willful misconduct.

12.  MECHANICS LIENS. Tenant has no right or authority to impose or permit any
     ---------------
lien or claim against the Premises, the Building, the Building Complex or its interest in or under this Lease. Tenant shall pay all costs for work done by or for Tenant in the Premises (including work performed by Landlord or its contractor at Tenant's request following the commencement of the Primary Lease
Term) and Tenant will keep the Premises and the Building Complex free and clear of all mechanics' and other liens on account of work done by or for Tenant or persons claiming under it, excluding any Tenant Finish Work performed by Landlord pursuant to the Work Letter. Tenant agrees to indemnify, defend, and save Landlord harmless of and from all liability, loss, damage, costs, or expenses, including attorneys' fees, on account of any claims of any nature whatsoever for work performed or for materials or supplies furnished to Tenant or persons claiming under Tenant. Should any such claims be made or liens be recorded against the Premises, the Building or the Building Complex or should any action affecting the title thereto be commenced as a result of any such work, Tenant shall cause the claim to be satisfied before being recorded, or if the claim or lien is recorded to be removed of record within five days after recording. If Tenant desires to contest any claim or lien, Tenant shall give notice to Landlord of Tenant's intent to contest it and, within five days after the recording of any such liens, Tenant shall either furnish to Landlord adequate security satisfactory to Landlord of at least 150% of the amount of the claim, plus estimated costs and interest or bond over any lien under CRS 38-22-131 and as soon as possible thereby have the lien against the Premises. Building and Building Complex discharged and released in full. If a final judgment establishing the validity or existence of any lien for any amount is entered, Tenant shall immediately pay and satisfy it. If Tenant fails to pay any amount in the time periods provided herein, Landlord may (but without being required to do so) pay such lien or claim and any costs, and the amount so paid, plus 20% of such amounts as an overhead/administration charge, together with reasonable attorneys' fees incurred in connection therewith, shall be immediately due from Tenant to Landlord.

13.  SUBLETTING AND ASSIGNMENT.
     -------------------------

     13.1. Tenant's Right. Tenant cannot assign this Lease or sublet all or any
           --------------
part of the Premises without the prior written consent of Landlord, *If Tenant wants to assign this Lease or sublet all or a portion of the Premises, Tenant shall first notify Landlord in writing of the name of the proposed assignee or sub-tenant and the proposed use of the Premises, and provide such financial and other

*which consent shall not be unreasonably withheld.

information as Landlord may reasonably require about the proposed assignee or subtenant. It shall not be unreasonable for Landlord to withhold its consent to a proposed assignment or sublease for any reason, including, if (i) the reputation, financial responsibility, or business of the proposed assignee or subtenant is unacceptable to Landlord; (ii) the intended use of the Premises by the proposed assignee or subtenant violates any Laws or requires modifications to the Premises or the Building Complex to comply with Laws; (iii) if the proposed assignee or subtenant is a present tenant of the Building. Tenant shall have no right to assign this Lease or sublet any part of the Premises if a notice of default has been delivered by Landlord to Tenant, which default has not been cured, or if an Event of Default exists under this Lease, either at the time of Tenant's request for Landlord's consent to an assignment or sublease or at the time the assignment or sublease is scheduled to commence.

     13.2. Other Restrictions: What Constitutes an Assignment. Any assignment or
           --------------------------------------------------
subletting consented to by Landlord shall be in writing in a form acceptable to Landlord. This Lease cannot be assigned or sublet by operation of law. Any transfer of this Lease by a sale of all or substantially all of Tenant's assets, merger, consolidation, liquidation, or change in ownership of or power to vote the majority of outstanding stock of Tenant or, if Tenant is a partnership, any withdrawal, replacement, or substitution of any partner or partners, either general or limited, whether as the result of a single or series of transactions, shall not constitute an assignment for purposes of this Paragraph 13. Any assignment or subletting shall not affect the liability of the Tenant under this Lease or release Tenant from its obligations. Consent by Landlord to any assignment or sublease shall not relieve the Tenant from the requirement of obtaining the prior written consent of Landlord to any subsequent assignment or subletting and Landlord's consent to one assignment or subletting shall not waive Landlord's right to refuse to consent to a subsequent request. If Landlord consents to Tenant's request to assign this Lease or sublet all or a portion of the Premises. Tenant shall pay Landlord, at the time consent is given, in consideration for Landlord's written consent to the assignment or sublease, an amount equal to $500 as a subletting/assignment fee. In addition, Tenant or Tenant's assignee or sublessee shall be solely responsible for all costs incurred in altering the Premises to conform to Laws due to any change in the intended use of the Premises. If Tenant collects any rent or other amounts from an assignee or subtenant in excess of the Rent for any monthly period, Tenant shall pay Landlord the excess monthly, as and when received; and after a default by Tenant under this Lease, Landlord shall have the right to collect any Rent directly from any subtenant (or from any assignee from which is it not already collecting directly). *See attached Rider

14.  DAMAGE TO PROPERTY: CLAIMS.
     --------------------------

     14.1. Landlord Not Liable. Neither Landlord nor the Building Manager or
           -------------------
their employees or agents shall have any liability for, and Tenant shall neither hold nor attempt to hold Landlord the Building Manager and their employees and agents liable for any injury or damage, either proximate or remote, occurring through or caused by fire, water, steam, or any repairs, alterations, injury, accident, or any other cause to or within the Premises, to Tenant's Property or other personal property of Tenant or

                        *except that caused by negligence or default of Landlord others kept in the Premises or stored in other parts of the Building and/or Common Areas, or for property of Tenant or others entrusted to employees of the Building, or for loss of property by theft or otherwise (including loss or damage in the parking areas) *by reason of the negligence or default of other occupants or any other person or otherwise, and the keeping or storing of all property of Tenant in the Building, Common Areas and/or Premises shall be at the sole risk of Tenant, unless caused by the negligence or willful misconduct of Landlord.

     14.2.  Tenant's Indemnity. Subject to provisions of Paragraph 15.3, Tenant
            ------------------
hereby agrees to indemnify, defend, and save Landlord and Building Manager harmless of and from all actions, suits, fines, penalties, liability, loss, damages, costs, or expenses, including reasonable attorneys' fees, resulting from Tenant's use or occupancy of the Premises, or on account of injuries to the person or property of Tenant or any third party, including any other tenant in the Building Complex or to any other person rightfully in the Building Complex for any purpose whatsoever, where the injuries are caused by the negligence, acts or misconduct of the Tenant, Tenant's agents, servants or employees, or of any other person entering upon the Premises under express or implied invitation of Tenant, or resulting from any breach of this Lease by Tenant.

15.  INSURANCE.
     ---------

     15.1.  Landlord's Insurance. Landlord agrees to carry and maintain
            --------------------
commercial general liability insurance against personal injury, including death and property damage, in or about the Building Complex (excluding Tenant's Property), in such amounts as Landlord *deems appropriate. Landlord shall maintain casualty insurance for the Building Complex, the shell and core of the Building and the Premises (other than the insurance Tenant is required to carry on the Premises) in such amounts, from such companies, and on such terms and conditions, including insurance for loss of rent, as Landlord deems
appropriate from time to time.                     *reasonably


     15.2.  Tenant's Insurance.  Tenant shall, at its own cost, at all times
            ------------------
during the Lease Term, procure and maintain:

            a. Worker's Compensation Insurance, statutory coverage A and Employers Liability Insurance with limits of $100,000 bodily injury by accident, each accident, $500,000 limit for bodily injury by disease, and $100,000 bodily injury by disease, each employee, each covering all persons employed by Tenant;

            b. Insurance against all risks of direct physical loss to all of Tenant's property in an amount equal to their full replacement cost;

            c. Commercial General Liability Insurance, including coverage for bodily injury and property damage, personal injury (deleting the exclusion on employees and contractual liability), products and completed operations contractual liability, owner's protective liability, and broad form property damage with the following limits of liability: $1,000,000 any one occurrence $1,000,000 personal injury and advertising any one occurrence, $2,000,000 general aggregate (other than products/completed operations) $2,000,000 products/completed operations aggregate limit $3,000,000 fire damage any one fire, and $5,000 medical expense any one person such limits shall be endorsed to apply at each of Tenant's locations.

            d. Business Automobile Insurance insuring Tenant's liability arising out of the ownership, maintenance, or use of hired, non-owned, and owned automobiles with minimum limits of $1,000,000 per occurrence combined single limit bodily injury and property damage.

     All such insurance shall be procured from responsible insurance company or companies licensed to do business in the State where the Premises are located, with an A.M. Best's ratings of not less than "A" and a Financial rating of not less than "XI" in the most current available Best's Insurance Reports, and shall be otherwise satisfactory to Landlord. All such policies (except Workmen's Compensation) shall name Landlord and Building Manager as "additional insureds," and shall be primary insurance over any other collectible insurance by the Landlord or the Building Manager, and shall provide that it cannot be canceled, non-renewed, or materially altered, without first giving 30-days prior written notice to the Landlord. All such policies shall be on an Occurrence Form and not on a Claims-Made Basis.

     Tenant shall provide certificate(s) and if requested certified copies of the policies, of such insurance to Landlord ten days prior to commencement of the Lease Term and at least 30 days prior to their renewal date. The limits of Tenant's insurance shall not, under any circumstances, limit the liability of Tenant under this Lease.

     15.3. Waiver of Claims and Subrogation. Each party hereby waives and
           --------------------------------
releases the other party and its respective officers, directors, partners, members, agents, representatives and employees, from any claim (including a claim for negligence) which it might otherwise have against the other party for loss, damage or destruction to its real and personal property (including the Building, Building Complex, Premises and Tenant's Property) or for loss of business arising out of or related to the use and occupancy of the Premises occurring during the Lease Term which is insured or capable of being insured against under insurance required under this Paragraph 15. Tenant also waives all such rights of recovery against the Building Manager. Each party shall notify its insurance carrier of this waiver provision and obtain an appropriate waiver of subrogation provision in its policies.

16.  DAMAGE OR DESTRUCTION TO BUILDING.
     ---------------------------------

     16.1. Repair of Damage. In the event that the Premises or the Building is
           ----------------
damaged by fire or other insured casualty and insurance proceeds have been made available to Landlord to repair the damage by the insurer and any Mortgagees, the damage shall be repaired by and at the expense of Landlord to the extent of the insurance proceeds, provided that the Premises can be made fit for occupancy, in Landlord's reasonable opinion, within 180 days after the occurrence of the damage without the payment of overtime or other premiums. Until the repairs and restoration are completed, Rent shall be abated to the extent of any recovery by Landlord under its loss of rent insurance related to the Premises in proportion to the part of the Premises which is unusable by Tenant in the conduct of its business as the result of the casualty, as may be reasonably determined by Landlord (but there shall be no abatement of Rent by reason of any portion of the Premises being unusable for a period of five days or less or as set forth below). Landlord agrees to notify Tenant within 60 days after the casualty if it estimates that it will be unable to repair and restore the Premises within 180 days, which will state the approximate length of time Landlord estimates will be required to complete the repairs and restoration, in which event Landlord in its notice or Tenant in a notice given to Landlord within 15 days thereafter may terminate this Lease effective 30 days from the date of such notice (the "Termination Date"). However, Tenant may not terminate this Lease or receive an abatement of Rent, as above stated, if the damage to the Premises or the Building is in whole or in part the result of the act, omission, fault or negligence of Tenant, its agents, contractors, employees, licensees or invitees. In the event this Lease is terminated, Tenant shall pay Rent until the Termination Date and shall forthwith surrender the Premises in accordance with Paragraph 21.1. If Tenant fails so to surrender the Premises, Landlord may reenter and take possession of the Premises and remove Tenant and the property and Alterations Tenant is required to remove under Paragraph 10, at Tenant's expense. Except as provided in this Paragraph 16, there shall be no abatement of rent and no liability of Landlord by reason of any damage to or interference with Tenant's business or property aris-ing from the casualty or the making of any such repairs, alterations or improvements in or to the Building Complex or Premises. Tenant understands that Landlord will not carry insurance of any kind on Tenant's Property, or any Alterations installed in the Premises by or on behalf of Tenant, and that Landlord shall not be obligated to repair any damage or replace any of Tenant's Property or any such Alterations, which shall be Tenant's responsibility.

     16.2. Termination of Lease. In addition to the reason stated in 16.1 above,
           --------------------
if the Building or Building Complex is substantially damaged, to the extent that Landlord, in its reasonable judgment, determines that it would be uneconomical to reconstruct or repair the damage (although the Premises may not be affected, or if affected, can be repaired within 180 days) and Landlord, within 60 days after the damage, decides not to reconstruct or repair the damage, then notwithstanding anything contained herein to the contrary, upon notice to that effect given to Tenant within that 60-day period, Tenant shall pay Rent, properly apportioned up to date of such termination, this Lease shall terminate on the date provided in Landlord's notice of termination, and both parties shall be released and discharged from all further obligations hereunder (except those obligations which expressly survive termination of the Lease Term). A total destruction of the Building or the Building Complex shall automatically terminate this Lease as of the date of the destruction.

17.  CONDEMNATION. If the entire Premises or substantially all of the Premises
     ------------
or any portion of the Building Complex which shall render the Premises untenantable shall be taken by eminent domain or by condemnation or shall be conveyed in lieu of any such taking, then this Lease, at the option of either Landlord or Tenant exercised by either party giving notice to the other of such termination within 30 days after such taking or conveyance, shall as of the date Tenant is dispossessed of the Premises terminate and the Rent shall be apportioned as of that date; and Tenant shall surrender the Premises as required in this Lease to Landlord and Landlord may reenter and take possession of the Premises on that date. In the event less than all of the Premises shall be taken by that proceeding, Landlord shall promptly repair the Premises as nearly as possible to its condition immediately prior to the taking, unless Landlord elects not to reconstruct or rebuild for the same reasons provided in Paragraph
16.2. In the event of any such taking or conveyance, Landlord shall receive the entire award or consideration for the portion of the Building or Building Complex so taken.

18.  ESTOPPEL CERTIFICATE.
     --------------------

     18.1. Duty to Provide. Tenant agrees at any time and from time to time on
           ---------------
or before ten days after written request by Landlord, to execute, acknowledge and deliver to Landlord an estoppel certificate certifying (i) that this Lease is unmodified and in full force and effect (or if there have been modifications, that it is in full force and effect as modified, and stating the modifications),
(ii) that there have been no defaults by Landlord (to the best of Tenant's knowledge) or by Tenant (or, if there have been defaults, describing the default), (iii) the date to which Rent and other charges have been paid in advance, if any, (iv) that Tenant claims no present charge, lien, claim or offset against Rent, (v) that Rent is not prepaid for more than one month in advance, and (vi) such other matters as may be reasonably required by Landlord, any Mortgagee or prospective Mortgagee, or any potential purchaser of the Building. It is intended that any such statement delivered pursuant to this Paragraph may be relied upon by any prospective purchaser of all or any portion of Landlord's interest, or by any Mortgagee or prospective Mortgagee.

     18.2. Tenant's Failure to Deliver. Tenant acknowledges that it may be
           ---------------------------
difficult, if not impossible, for Landlord to sell or finance the Building without such an estoppel certificate from Tenant, and that Landlord would not enter into this Lease without Tenant's agreement to provide such an estoppel certificate. Tenant's failure to deliver the estoppel certificate in the time and manner provided herein shall constitute an Event of Default. In addition, Tenant agrees to pay any damages incurred by Landlord as a result of Tenant's failure (including costs or damages resulting from a lost sale or financing) which a court with proper jurisdiction determines to be appropriate. In addition, in the event that Tenant does not execute and deliver the statement required by this Paragraph 18, Tenant shall be in default under this Lease and hereby grants to Landlord a power of attorney coupled with an interest to act as Tenant's attorney in fact for the purpose of executing and delivering the estoppel certificate required by this Paragraph 18.

19.  DEFAULT BY TENANT.
     -----------------

     19.1.  Event of Default. Each one of the following events is referred to
            ----------------
as an "Event of Default":

            a. Any failure by Tenant to pay Rent on the due date unless the failure is cured within 7 business days after notice by Landlord; however, Tenant is not entitled to more than two notices of delinquent payments of Rent during any calendar year and, if thereafter during that calendar year any Rent is not paid when due, an Event of Default shall automatically occur;

            b. If Tenant's interest in this Lease or in the Premises, or if all or a substantial part of Tenant's Property, is seized or taken by process of law or otherwise and is not released within 15 days;

            c. Commencement by or against Tenant of a proceeding under any provision of federal or state law relating to insolvency, bankruptcy, or reorganization ("Bankruptcy Proceeding"), unless dismissed within 60 days after commencement; the insolvency of Tenant or execution by Tenant of an assignment for the general benefit of creditors; the convening by Tenant of a meeting of its creditors or any significant class thereof for purposes of effecting a moratorium upon or extension or composition of its debts; or the failure of Tenant generally to pay its debts as they mature;

            d. If a guarantor of this Lease, if any, or a general partner or member of Tenant (if Tenant is a partnership, venture or company), becomes a debtor under any Bankruptcy Proceeding, or becomes subject to receivership or trusteeship proceedings, whether voluntary or involuntary; unless a substitute guarantor, acceptable to Landlord in light of the responsibilities of Tenant under this Lease, is provided to Landlord within 15 days;

            h. If Tenant fails to perform or breaches any of the other agreements, terms, covenants or conditions hereof on Tenant's part to be performed (other than the obligation to pay Rent or any other charges payable hereunder), and that default continues for a period of 20 days after notice by Landlord to Tenant; provided, however, that if Tenant cannot reasonably cure the default within 20 days,

Tenant shall not be in default if it commences to cure the default within that 15 days and diligently pursues it to completion within a reasonable period of time, not to exceed 60 days.

     19.2. Remedies of Landlord. If any one or more Event of Default occurs,
           --------------------
Landlord shall have the right at Landlord's election, then or at any time thereafter, in addition to its other rights and remedies under this Lease or any Laws, to do any one or more of the following:

           a. Without demand or notice except as required by Laws, to enter and retake possession of the Premises or any part of it and expel Tenant and those claiming through or under Tenant and remove the effects of both or either, without being guilty of trespass and without prejudice to any remedies for unpaid of Rent or other breach of this Lease. If Landlord elects to enter and retake possession pursuant to legal proceedings or pursuant to any notice provided for by Laws, Landlord may, from time to time, without terminating this Lease, relet the Premises or any part of it, in Landlord's or Tenant's name but for the account of Tenant, for such periods (which may be greater or less than the period which would otherwise have constituted the balance of the Lease Term) and on such conditions and upon such other terms (which may include, among other terms, leasing and brokerage fees, concessions of free rent and alteration and repair of the Premises) as Landlord, in its sole discretion, may determine, and Landlord shall be entitled to collect all the rents from the reletting. Landlord shall in no way be responsible or liable for any failure to relet the Premises or any part of it, or for any failure to collect any rent due upon reletting.
No such entry or repossession or notice by Landlord shall be construed as an election on Landlord's part to terminate this Lease, unless written notice of termination is given to Tenant. Landlord reserves the right following any such entry and/or reletting to exercise its right to terminate this Lease by giving Tenant notice, in which event the Lease will terminate as specified in that notice.

           b. If Landlord takes possession of the Premises without terminating this Lease, Tenant shall pay to Landlord (i) the Rent and other sums payable under this Lease, less (ii) the net proceeds, if any, of any reletting of the Premises after deducting all of Landlord's expenses incurred in connection with the reletting, including all repossession costs, leasing and brokerage fees, concessions, attorneys' fees, expenses of employees, alteration and repair costs ("Reletting Expenses"). If, in connection with any reletting, the new lease term extends beyond the Lease Term or the premises covered thereby include other premises not part of the Premises, a fair apportionment of the Rent received from the reletting and the Reletting Expenses will be made in determining the net proceeds received from the reletting. In determining the net proceeds, any rent concessions will be apportioned over the term of the new lease. Tenant shall pay the amount due under this paragraph to Landlord monthly on the days on which Rent is due under this Lease.

           c. To give Tenant notice of termination of this Lease on the date specified in that notice, and on that date Tenant's right to possession of the Premises shall cease and this Lease shall terminate except as to Tenant's liability as provided below. In the event this Lease is terminated pursuant to the provisions of this subparagraph (c), Tenant shall remain liable to Landlord for damages in an amount equal to the Rent and other amounts which would have been owing by Tenant for the balance of the Lease Term had this Lease not terminated, less the net proceeds, if any, from reletting of the Premises by Landlord subsequent to termination, after deducting the Reletting Expenses. Landlord shall be entitled to collect such damages from Tenant monthly on the days on which Rent would have been payable if this Lease had not been terminated. Alternatively, if this Lease is terminated, Landlord at its option may recover immediately from Tenant as damages for loss of the bargain and not as a penalty an amount equal to the worth at the time of termination of the excess, if any, of the Rent payable under this Lease for the balance of the Lease Term over the then Reasonable Rental Value of the Premises for the same period. "Reasonable Rental Value" shall be the amount of rent Landlord can obtain for the remaining balance of the Lease Term, taking into account a reasonable period for reletting, after deducting all estimated Reletting Expenses.

          d. Advance such monies, and take such other action, for Tenant's account as reasonably may be required to perform Tenant's obligation or to mitigate any default or Event of Default, but no such advance or action shall cure the default or Event of Default. Tenant agrees to reimburse Landlord for any such advances, as Additional Rent, upon demand from Landlord. Any such advance, and any cost or expense so incurred, shall bear interest at the rate of 1-1/2% per month, compounded monthly, until paid by Tenant.

          e. Suits for the recovery of Rent and damages may be brought by Landlord, from time to time, at Landlord's election, and nothing herein shall be deemed to require Landlord to wait until each installment is due or until the expiration of the Lease Term. Each right and remedy provided for in this Lease shall be cumulative and in addition to every other right or remedy provided for in this Lease or now or hereafter existing at law or equity or otherwise, including, but not limited to, suits for injunctive relief and specific performance. The exercise or beginning of the exercise by Landlord of any one or more rights or remedies shall not preclude the simultaneous or later exercise by Landlord of other rights or remedies. All costs incurred by Landlord in connection with collecting Rent or other amounts and damages owing by Tenant or to enforce any provision of this Lease, shall also be recoverable by Landlord from Tenant.

          f. No failure by Landlord to insist upon the strict performance of any agreement, term, covenant or condition hereof or to exercise any right or remedy, and no acceptance of full or partial Rent during, the continuance of any such breach shall constitute a waiver of any such breach or agreement, term, covenant, or condition, except by written instrument executed by Landlord or relieve Tenant from the obligation to make the full payment as and when due. No waiver shall affect or alter this Lease, and each and every agreement, term, covenant, and condition hereof shall continue in full force and effect with respect to any other then existing or subsequent breach.

          g. Nothing contained in this Lease shall limit or prejudice the right of Landlord to obtain as liquidated damages in any bankruptcy or similar proceeding the maximum amount allowed by Law at the time such damages are proven, whether or not the amount is greater, equal to, or less than the amounts recoverable, either as damages or Rent, referred to in any of the preceding provisions of this Paragraph 19.2.

   19.3.  Late Charges and Interest.
          -------------------------

          a. Rent or other amounts owed by Tenant which are not received by Landlord by the 5th day after the date they are due shall be subject to a late charge of 5% of the amount due. Additionally, if Rent is not received by Landlord within 15 days after it is due (or after notice of default, if notice is required), the amount due shall be subject to an additional 5% late charge. Rent and all other monetary obligations under this Lease not received by Landlord when due shall also bear interest at the rate of 2% per month, compounded monthly, from the date due until fully received by Landlord. Tenant acknowledges that late payments will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which would be impossible or extremely difficult to ascertain. Those costs include processing and accounting charges, interest and late charges imposed by Mortgagees, and other general and administrative expenses. Tenant agrees that the late charges and interest contemplated by this Paragraph represent a fair and reasonable estimate of the costs which Landlord will incur as a result of any such late payments by Tenant. Acceptance of late charges and interest by Landlord shall not constitute a waiver of

Tenant's default with respect to any overdue amount, or prevent Landlord from exercising any other rights or remedies under this Lease.

           b. If Landlord does not receive any payment of Rent on or before the dates set forth in this Lease on more than two occasions in any Lease Year, then in addition to the late charges provided for in subparagraph (a) above, Tenant shall pay a habitual late charge of 5% for every payment received by Landlord after the first day of each subsequent month, until all payments of Rent have been received by Landlord on or before the first day of every subsequent month for at least 12 consecutive months.

     19.4. Mitigation. Notwithstanding anything to the contrary contained
           ----------
elsewhere in this Lease, if Landlord terminates Tenant's right of possession without terminating this Lease, Landlord shall use reasonable efforts to relet the Premises so as to mitigate its damages pursuant to this Paragraph 19, provided, however, that so long as Landlord uses such reasonable efforts Landlord shall in no way be responsible or liable for any failure to relet the Premises, or any part of it, or for any failure to collect any Rent due upon any such reletting; and Landlord shall not be required to spend its own funds, to give priority (or even equal opportunity) to the Premises over other rental space owned by Landlord or its affiliates or to compromise in any way the terms, uses or credit worthiness of a tenant upon or to which it would customarily lease space such as the Premises; and Landlord shall be entitled, in its sole discretion, to seek a single tenant for the entire Premises, even though it may take a substantially longer period to obtain such a tenant and its efforts may be unsuccessful; and this requirement shall not affect in any way Tenant's obligation to obtain Landlord's consent under Paragraph 13.

     19.5. No Waiver. No payments of Rent or money by Tenant to Landlord after
           ---------
notice of termination or after termination of this Lease, in any manner, shall reinstate, continue, or extend the term of this Lease or affect any notice given to Tenant prior to the payment, it being agreed that after the service of notice of termination or the commencement of a suit or other final judgment granting Landlord possession of the Premises, Landlord may receive and collect any sums of Rent due or an other sums of money, whether as Rent or otherwise, and exercise Landlord's rights and remedies hereunder, and shall not waive any default or notice or in any manner affect any pending suit or judgment.

20.  SUBORDINATION AND ATTORNMENT.
     ----------------------------

     20.1. General. This Lease, and all rights of Tenant under it, at
           -------
Landlord's option shall be subordinate to any ground leases, deeds of trust, mortgages and security agreements, including leasehold mortgages and building loan agreements, now or hereafter placed upon the Building or the Building Complex (including all advances made thereunder), and to all amendments, renewals, replacements and extensions thereof (collectively, "Mortgage"), but only if and when any Lessor or Mortgagee (as defined below) executes and delivers to Tenant a non-disturbance and attornment agreement reasonably acceptable to Landlord, Tenant and the Lessor or Mortgagee, under which, among other provisions which may be included (1) Tenant agrees to recognize and attorn to the Lessor or Mortgagee if it becomes the Landlord under this Lease, and (2) the Lessor or Mortgagee (on behalf of itself and its successors and assigns in interest) agrees to recognize Tenant's rights under this Lease as long as Tenant is not in default under this Lease, notwithstanding defaults under any such ground lease or Mortgage or foreclosure, receivership or sale thereunder. If any holder of a Mortgage ("Mortgagee") or the lessor of any ground lease ("Lessor") elects to have this Lease made superior to the lien of its Mortgage and gives notice to Tenant, this Lease will be deemed prior to that Mortgage, whether this Lease is dated prior or subsequent to the date of that Mortgage. In confirmation of this non-disturbance and attornment, subordination or superior position, as the case may be. Tenant shall promptly execute and deliver to Landlord (or such other party so designated by Landlord) at Tenant's own cost and expense, within 10 days after request from Landlord any instruments as may be reasonably required for this purpose by Mortgagee or Lessor, in recordable form if requested. If Tenant fails to do so within that 10-day period, Tenant shall be in default under this Lease, and Tenant hereby irrevocably grants to Landlord a power of attorney coupled with an interest to act as Tenant's attorney-in-fact for the purposes of executing whatever documents are necessary to evidence such subordination or superior position. Tenant agrees to attorn to all successor owners of the Building, whether such ownership is acquired by sale, foreclosure of a Mortgage, or otherwise.

     20.2. Lease Modifications. If, in connection with the procurement,
           -------------------
continuation or renewal of any financing for the Building or the Building Complex, the Mortgagee requests reasonable modifications of this Lease, Tenant will not unreasonably withhold its consent, provided the modifications does not adversely affect any rights of Tenant under this Lease or decrease the obligations of Landlord under this Lease.

21.  SURRENDER AND HOLDING OVER.
     --------------------------

     21.1. Surrender. Upon the expiration or termination of this Lease or
           ---------
termination of Tenant's right of possession, Tenant shall promptly surrender the Premises to Landlord broom clean, in good order and condition, ordinary wear and tear and loss by fire or other insured casualty excepted (except as otherwise provided in Paragraphs 15 and 16), and Tenant shall remove Tenant's Property and the Alterations and other property as required under Paragraph 10. If Tenant fails to vacate the Premises on a timely basis as required, Tenant shall be liable to Landlord for all costs incurred by Landlord as a result of that failure, including, but not limited to, any amounts required to be paid to third parties who were to have occupied the Premises.

     21.2. Property Not Removed. All Tenant's Property not removed from the
           --------------------
Premises upon the termination of this Lease or of Tenant's right of possession for any cause whatsoever shall conclusively be deemed to have been abandoned and may be appropriated, sold, stored, destroyed, or otherwise disposed of by Landlord without notice to Tenant or any other person and without obligation to account therefor, Tenant shall pay Landlord all expenses incurred in so doing.

     21.3. Holding Over. If, after the termination of this Lease or of Tenant's
           ------------
right of possession, Tenant remains in possession of the Premises and continues to pay Rent, and Landlord consents to the possession and accepts the Rent, without any written agreement, the holding over shall be deemed a tenancy from month-to-month, under all the provisions of this Lease, but at a monthly Rent equivalent to 150% of the monthly installments of Rent paid by Tenant immediately prior to the termination or the current market rental rate for the Premises, whichever is greater. If, after the termination of this Lease or of Tenant's right of possession, Tenant remains in possession without Landlord's consent, Landlord will suffer damages, the amount of which will be difficult to determine; therefore, Tenant shall pay to Landlord as liquidated damages an amount equal to 150% of the Rent calculated on a per diem basis, applicable under the Lease in the month immediately prior to the termination. All such Rent shall be payable in advance on the same day of each month. The month-to-month tenancy may be terminated by either party upon 10 days' notice prior to the end of any such monthly period. Nothing contained herein shall be construed as obligating Landlord to accept any Rent tendered by Tenant after any such termination or as obligating Landlord to consent to any holding over, or as relieving Tenant of its liability under this Lease.

22. LANDLORD DEFAULT. In the event of an alleged default on the part of Landlord
    ----------------
under this Lease, Tenant shall give notice to Landlord and shall afford Landlord a reasonable opportunity to cure the default. Notice to Landlord of any such alleged default shall be ineffective unless notice is simultaneously delivered to any Mortgagee as hereafter provided. Tenant agrees to give all Mortgagees, by certified mail, return receipt requested, a copy of any notice of default served upon Landlord, provided that prior to such notice Tenant has been notified, in writing (by way of notice of Assignment of Rents and Leases, or otherwise), of the address of such Mortgagee. Tenant further agrees that if Landlord shall have failed to cure the default within the time provided, then the Mortgagee shall have an additional 30 days following a second notice from Tenant within which to cure the default. If the default cannot be cured within that time, Mortgagee shall have such additional time as may be necessary provided that within the 30 days, Mortgagee has commenced and is diligently pursuing the remedies necessary to cure such default (including, but not limited to, commencement of foreclosure proceedings, if necessary, to effect its cure). Tenant may be entitled to equitable relief and actual damages, but not consequential or punitive damages, incurred by Tenant as a result of any default by Landlord, but shall not be entitled to any abatement of or offset against Rent until it receives a final judgment authorizing it to do so.

23. NOTICE. All notices, demands or statements required or permitted to be given
    ------
to Landlord shall be in writing and shall be deemed duly served when received or refused to be received in the United States mail, postage prepaid, certified or registered, return receipt requested, addressed to Landlord at Landlord's address shown on the Basic Lease Term Sheet or at the most recent address of which Landlord has notified Tenant in writing. All notices, demands or statements required or permitted to be given to Tenant shall be in writing and shall be deemed duly served when received to any officer or agent of Tenant (or a partner or member of Tenant if Tenant is a partnership or other entity or to Tenant individually if Tenant is a sole proprietor) or manager of Tenant whose office is in the Building, or when received in the United States mail, postage prepaid, certified or registered, return receipt requested, addressed to Tenant at the Premises, or, prior to Tenant's taking possession of the Premises, to the address known to Landlord as Tenant's principal office address. Either party shall have the right to designate in writing, served as above provided, a different address to which notice is to be delivered. This Paragraph shall not prohibit notice from being given as provided in Rule 4 of Colorado Rules of Civil Procedure, as amended from time to time.

24.  RULES AND REGULATIONS. The rules and regulations attached as Exhibit D are
     ---------------------                                        ---------
deemed a part of this Lease, and Tenant agrees that Tenant and its employees, agents or any others permitted by Tenant to occupy or enter the Premises shall at all times abide by those rules and regulations. Tenant agrees that Landlord may change the rules and regulations for the Premises and the Building Complex from time to time (including the addition of rules and regulations regarding parking), and Tenant agrees to abide by them upon receipt of notice of the change.

25.  PARKING. Tenant shall have the right to use the number of parking spaces
     -------
indicated on the Basic Lease Term Sheet on an unassigned, non-exclusive basis. Tenant shall pay Landlord's monthly rate, as it may change from time to time, at the rate stated on the Basic Lease Term Sheet. Tenant shall receive one bill monthly for all those spaces, and the parking space rent shall be paid to Landlord as Additional Rent at the same time and place as Base Rent. Landlord shall use reasonable diligence to make those spaces available; however, the abatement of Tenant's obligation to pay for unavailable spaces during any period shall constitute Tenant's sole remedy. All vehicles parked in the parking spaces are at the sole risk of Tenant, Tenant's agents and invitees and Landlord shall have no liability for loss or damage.

28.  MISCELLANEOUS.
     -------------

     28.1. Limitation of Landlord's Liability. The term "Landlord" as used in
           ----------------------------------
this Lease, so far as covenants or obligations on the part of Landlord are concerned, shall mean and include only the owner or owners of the Building at the time in question and, in the event of any transfer or transfers of the title thereto, Landlord herein named (and in the case of any subsequent transfers or conveyances, the then grantor) shall be automatically released, from and after the date of the transfer or conveyance, of all liability as respects the performance of any covenants or obligations on the part of Landlord thereafter to be performed, provided that the Security Deposit then held by Landlord or the then grantor at the time of the transfer shall be delivered to or credited to the purchase price paid by the grantee. Notwithstanding anything to the contrary contained herein, Landlord's liability under this Lease shall be limited to Landlord's interest in the Building Complex, and Tenant shall not and cannot seek any recovery or deficiency against any other assets or against any partners, lenders, officers, directors, or employees of Landlord or against the Building Manager.

     28.2. No Merger. The termination of this Lease shall not be a merger, and
           ---------
such termination shall, at the option of Landlord, either terminate all subleases and subtenancies or operate as an assignment to Landlord of any or all such subleases or subtenancies.

     28.3. Landlord's Use of Common Areas. Tenant agrees that Landlord has the
           ------------------------------
right to use the Common Areas for the general benefit of the Building Complex, including for the purposes of completing or making repairs or alterations in any portion of the Building. Landlord may use the Building Complex, the Common Areas and one or more of the street entrances to the Building Complex as may be necessary in Landlord's judgment to complete any such work or for other purposes in connection with Landlord's management or operation of the Building Complex.

     28.4. Covenants are Independent. This Lease shall be construed as though
           -------------------------
the covenants between Landlord and Tenant are independent and not dependent, and subject to Paragraph 22, Tenant shall not be entitled to any set off of the Rent or other amounts owing hereunder against Landlord if Landlord fails to perform its obligations.

     28.5. Severability. If any provision of this Lease is held by a court of
           ------------
competent jurisdiction to be illegal, invalid, or unenforceable under any Laws, it is the intention of the parties that the remainder of this Lease shall not be affected and that the illegal, invalid, or unenforceable provision be replaced by a provision (or construed to be) as similar in terms as possible and be legal, valid, and enforceable.

     28.6. Captions and Terms. The caption of each Paragraph is added as a
           ------------------
matter of convenience only and shall have no effect on the construction of any provision or provisions of this Lease. The words "include" and "including" when used in this Lease are intended in their illustrative sense, not as a limitation, and the terms that follow such words are illustrative and not exclusive. References to "provisions" of this Lease refers to all of the provisions, terms, conditions, covenants and agreements in this Lease. The words "shall" and "will" have the same meaning.

     28.7.  Binding Effect: Governing Law. Subject to Paragraphs 13 and 28.1,
            -----------------------------
this Lease shall inure to the benefit of, and be binding upon, Landlord and Tenant and their respective heirs, administrators, successors and assigns. This Lease is subject to and shall be construed in accordance with Colorado law.

     28.8.  Tenant's Authority. Tenant and the party executing this Lease on
            ------------------
behalf of Tenant represent to Landlord that they are authorized to do so by requisite action of Tenant and that this Lease is binding on Tenant, and agree, upon request, to deliver to Landlord a resolution or similar document or opinion of counsel to that effect.

     28.9.  Joint and Several. If there are more than one entity or person which
            -----------------
are the Tenant under this Lease, the obligations imposed upon Tenant under this Lease shall be joint and several.

     28.10. Acts Binding Landlord. No act or thing done by Landlord or
             -----------------------
Landlord's agents during the term, including any agreement to accept the surrender of the Premises or to amend or modify this Lease, shall be binding on Landlord, unless in writing and signed by a person authorized to bind Landlord. The delivery of keys to Landlord, or Landlord's agents, employees, or officers shall not operate as a termination of this Lease or a surrender of the Premises. No payment by Tenant or receipt by Landlord of a lesser amount than the full monthly Rent and all other amounts owing, as herein stipulated, shall be deemed to be other than on account of the earliest due Rent or other amounts, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as Rent be deemed an accord and satisfaction. Landlord may accept any such check or payment without prejudice to Landlord's right to recover the balance owed or to pursue any other remedy available to Landlord.

     28.11. Changes in the Building: Use of Names. Landlord shall have the
            -------------------------------------
right at any time to change the name of the Building, to increase the size of the Building Complex by adding additional land, to construct other buildings or improvements on any portion of the Building Complex or to change the location and/or character of or to make alterations of or additions to the Building Complex so long as the alterations and changes do not unreasonably interfere with Tenant's occupancy of the Premises. In the event any additional buildings are constructed or Landlord increases the size of the Building Complex, Landlord and Tenant shall execute an amendment to this Lease which incorporates any necessary modifications, additions, and adjustments. Tenant shall not use the Building's name for any purpose other than as a part of its business address, and Tenant shall not use the names Denver Technological Center, DTC, Crescent or any variation, without Landlord's prior written approval and a license from the owner of those tradenames. Any use of any of those names by Tenant shall constitute a default under this Lease.

     28.12. Change in Light or View. Tenant agrees that no diminution of light,
            -----------------------
air, or view by any structure that may hereafter be erected (whether or not by Landlord) shall entitle Tenant to any reduction of Rent or other charges under this Lease, result in any liability of Landlord to Tenant, or in any way affect this Lease or Tenant's obligations under it.

     28.13. No Other Agreements: Amendments. Tenant acknowledges and agrees that
            -------------------------------
it has not relied upon any statements, representations, agreements, or warranties by Landlord, its agents or employees, except those expressed in this Lease and that no amendment or modification of this Lease shall be valid or binding unless in writing and executed by the parties hereto in the same manner as the execution of this Lease, and that this Lease incorporates all prior discussions and agreements.

     28.14. Brokers. Tenant represents and warrants to Landlord that no broker
            -------
or agent negotiated or was instrumental in the negotiation or consummation of this Lease, except Landlord's Broker and any Tenant's Broker specified in the Basic Lease Term Sheet. Tenant agrees to indemnify and hold Landlord harmless from and against any loss, expense, cost or liability incurred by Landlord as a result of a claim by any other broker or finder, whether or not meritorious, claiming through Tenant. Tenant acknowledges Landlord is not liable for any representations by Landlord's Broker or Tenant's Broker regarding the Premises, the Building, the Building Complex or this Lease.

     28.15. Recordation. Tenant shall not record or permit to be recorded this
            -----------
Lease or any memorandum of it; and any such recording shall be an Event of Default.

     28.16. Execution Required. Submission of this Lease or any letter regarding
            ------------------
it for examination or signature by Tenant shall not grant to Tenant an option or right to lease the Premises; and this Lease shall not be effective as a lease or otherwise binding on either party until execution and delivery by both Landlord and Tenant.

     28.17. Attorney's Fees. If either party brings an action to enforce any
            ---------------
provision of this Lease, the prevailing party shall be entitled to recover its reasonable attorney's fees, as determined by the court.

     28.18. Time of Essence: Effective Dates. Time is of the essence herein and,
            --------------------------------
unless waived by Landlord (which it shall have the right, but not the obligation, to so do), this Lease is contingent upon execution and delivery by Tenant to Landlord no later than 5:00 p.m. on _______________, ______ without any changes which are not approved by Landlord. This Lease shall become effective only upon execution by Landlord and delivery of a fully-executed copy of this Lease to Tenant.
*See attached Rider.

                                        "Landlord"

                                        BOARD OF ADMINISTRATION AS TRUSTEE FOR
                                        THE POLICE AND FIRE DEPARTMENT
                                        RETIREMENT FUND



                                        By: /s/ EDWARD F. OVERTON
                                            -----------------------------------
                                                 As its: Secretary
                                                         ----------------------


                                        "Tenant"

                                        FIRSTWORLD COMMUNICATIONS, INC.
                                        ---------------------------------------
                                        A DELAWARE CORPORATION



                                        By: /s/ SHELDON S. OHRINGER
                                            -----------------------------------
                                                 As its: President & CEO
                                                         ----------------------


                                        By: /s/ SCOTT M. CHASE
                                            -----------------------------------
                                            SVP, Corporate & Government Affairs

Attest:



By: /s/ CHRISTOPHER J. KUELLING
    ------------------------------
Title: Senior Corporate Counsel
       ---------------------------

                             RIDER TO OFFICE LEASE
                             ---------------------

                                    Between
                     Board of Administration as Trustee for
                 the Police and Fire Department Retirement Fund
                                      and
                        FirstWorld Communications, Inc.
                  Pertaining to Crescent VII Office Building

   Tenant shall have the option to terminate this Lease at any time on the following conditions:

   1. Tenant must give notice of its election to terminate this Lease at least six months before the termination date. The termination date can be no earlier than July 31, 2001.

   2. Tenant must not be in default under this Lease or the Agreement on the date Tenant gives notice of its election to terminate or on the date this Lease is to terminate.

   3. If this Lease terminates pursuant to the provisions of this Rider, Tenant shall pay a termination fee of one month's rent (equal to the last month of paid rent) plus all unamortized tenant finish costs ($6.00 per rentable square foot amortized at 11%).

   4. If all these conditions have been met, this Lease shall terminate and Tenant shall vacate the Premises in accordance with this Lease on the date stated in Tenant's notice of termination and Tenant shall be fully released from all obligations under the Lease subject to leaving the space broom clean and normal wear and tear accepted. If all these conditions are not met, this option to terminate and any election under it shall be void and of no effect.

Section 5. Operating Expenses
           ------------------

   5.1.a (cont'd.) It is understood that Tenant shall have a 1999 base year based on actual 1999 operating expenses and taxes.

A. Exclusions to Operating Expenses

   1. Costs associated with the operation of the business of the ownership or entity which constitutes "Landlord", as distinguished from the costs of building operations, including, but not limited to, partnership accounting and legal matters, costs of defending any lawsuits with any mortgagee (except as the actions of Tenant may be in issue), costs of selling, syndicating, financing, mortgaging or hypothecating any of Landlord's interest in the Building, costs of any disputes between Landlord and its employees (it any) not engaged in Building operation, disputes of Landlord with Building management, or outside fees paid in connection with disputes with other tenants.

   2. Costs incurred in connection with the construction of the Building or in connection with any major change in the Building, including but not limited to, correcting defects in, or inadequacy of, the initial design or construction of the Building, except for any cost associated with changes in the code.

   3. Depreciation, interest and principal payments on mortgages and other debt costs, if any.

   4. Expenses directly resulting from the gross negligence of Landlord, its agents, servants or employees.

5. Legal fees, space planner's fees, real estate broker's leasing commissions, and advertising expenses incurred in connection with the original development or original leasing of the Building or future leasing of the Building.

6. Costs for which Landlord is reimbursed by its insurance carrier or any other tenant's insurance carrier.

7.   Any bad debt loss, rent loss, or reserves for bad debts or rent loss.

8. The expense of extraordinary services provided to other tenants in the Building.

9. The wages of any employee who does not devote substantially all of his or her time to the Building.

10.  Fines and penalties.

11.  Amounts paid as ground rental by Landlord.

12. Costs incurred due to Landlord's failure to comply with laws enacted on or before the date the Building's Temporary Certificate of Occupancy was validly issued; however, Tenant shall be responsible for any cost to comply with any law or code due to Tenant's use.

13. Costs incurred by landlord with respect to goods and services (including utilities sold and supplied to tenants and occupants of the Building) to the extent that Landlord is entitled to reimbursement for such costs.

14. Costs, including permit, license and inspection costs, incurred with respect to the installation of tenant improvements made for new tenants in the Building or incurred in renovating or otherwise improving, decorating, painting or redecorating vacant space for tenants or other occupants of the Building.

15. Costs of alterations or improvements to the Premises or the Premises of other tenants.

16. All items and services for which Tenant or any other tenant in the Building reimburses Landlord or which Landlord provides selectively to one or more tenants (other than Tenant) without reimbursement.

17. Electric power costs for which any tenant directly contracts with the local public service company.

18. Expenses and costs not normally, in accordance with generally accepted accounting principles, included by landlords of first class institutional office buildings.

B.   Discounts

     It is understood that Common Area Operating Expenses shall be reduced by all cash discounts, trade discounts, or quantity discounts received by landlord or Landlord's managing agent in the purchase of any goods, utilities or services in connection with the operation of the Building. Landlord shall make payments for goods, utilities and services in a timely manner to obtain the maximum possible discount. If capital items which are customarily purchased by landlords of first class office buildings in the same area all leased, rather than purchased, by Landlord, the decision by landlord to lease the item in question shall not serve to increase Tenant's proportionate share of Operating Costs beyond that which would have applied had the item in question been purchased. In the calculation of any expenses hereunder, it is understood that no expense shall be charged more than once.

Section 13. Subletting and Assignment
            -------------------------

   13.2 (cont'd.) Tenant shall have the right, without Landlord's approval, to sublet or assign its Premises, or any part thereof, to any successor of FirstWorld Communications resulting from a merger, consolidation, sale or acquisition or to any entity affiliated with FirstWorld Communications so long as in the event of merger, consolidation, sale or acquisition, the resulting entity has an equal or greater net worth than FirstWorld Communications.

Section 29. Signage
            -------

   Landlord shall use its best efforts to create lobby identity acceptable to Tenant. All associated costs shall be the responsibility of Tenant.

Section 30. Building Antennas and Microwave
            -------------------------------

   Tenant shall have the right, at its own expense, to install and operate satellite or microwave receiving or transmitting dishes and other related equipment on the roof of the Building at no charge for the term of the lease. Tenant shall pay only actual operating and maintenance expenses attributable to the use of the antennae and microwave. Such use shall be subject to receipt of all required government approvals and shall not interfere with Building systems or helipad. Specifications of such equipment shall be mutually agreed upon.

Exhibit C (continued) - Tenant Finish Allowance

Tenant shall be entitled to draw upon the Tenant Finish Allowance from time to time by submitting a request for payment to Landlord upon such form reasonably approved by Landlord. Subject to such request for payment being in compliance with the requirements hereof, Landlord shall disburse the amount of such request for payment to Tenant or its contractors and/or subcontractors. All requests for payment shall be subject to the following requirements: (i) such requests for payment shall be certified by Tenant, its general contractor and its architect;
(ii) Tenant shall submit to Landlord original mechanic's lien waivers executed by all contractors, subcontractors and suppliers for all work and services performed and materials supplied with respect to such request for payment and otherwise in form in substance reasonably acceptable to Landlord; and (iii) all other reasonable requirements of any lender of Landlord. Notwithstanding anything to the contrary, Landlord shall not be obligated to disburse the final draw upon the Tenant Finish Allowance until the following requirements have been satisfied, in addition to the requirements provided in the preceding sentence:
(i) Tenant, its general contractor and its architect shall certify substantial completion of the Tenant Finish Work to Landlord; (ii) Tenant shall submit to Landlord original final mechanic's lien waivers executed by Tenant's general contractor, subcontractors and suppliers for all work and services performed and material supplied with respect to the Tenant Finish Work and otherwise in form and substance reasonably acceptable to Landlord; (iii) Tenant shall provide to landlord an original, unconditional Certificate of Occupancy for the Demised Premises; and (iv) Tenant shall provide copies of all warranties, operation and maintenance manuals, and record drawings (consisting of one reverse mylar sepia and two blueprint copies) of the Tenant Finish.

                                  EXHIBIT A

                            DESCRIPTION OF PREMISES


                           [FLOOR PLAN APPEARS HERE]

------------------------------------------------------------------------------
                          L E V E L   T W O   P L A N




                           [FLOOR PLAN APPEARS HERE]
------------------------------------------------------------------------------
                        L E V E L   T H R E E   P L A N


                                 VII CRESCENT

                                   EXHIBIT B

                               LEGAL DESCRIPTION

RESCENT PARCEL VII
------------------

PARCEL OF LAND LOCATED IN THE NORTHEAST QUARTER OF SECTION 16, TOWNSHIP 5 SOUTH, RANGE 67 WEST OF THE SIXTH PRINCIPAL MERIDIAN, DENVER TECHNOLOGICAL CENTER, CITY OF GREENWOOD VILLAGE, COUNTY OF ARAPAHOE, STATE OF COLORADO AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTH QUARTER CORNER OF SECTION 16, TOWNSHIP 5 SOUTH, RANGE 67 WEST OF THE SIXTH PRINCIPAL MERIDIAN; THENCE ALONG THE NORTH LINE OF THE NORTHEAST QUARTER OF SAID SECTION 16 N89'52'59"E, A DISTANCE OF 1,074.00 FEET HENCE LEAVING SAID NORTH LINE S00'07'01"E, A DISTANCE OF 467.54 FEET TO THE TRUE POINT OF BEGINNING; THENCE ALONG A NON-TANGENT CURVE TO THE LEFT HAVING A RADIUS OF 590.00 FEET, AN ARC LENGTH OF 77.15 FEET, A CENTRAL ANGLE OF 07'29'32" AND A CHORD WHICH BEARS S69'19'05"E, A DISTANCE OF 77.09 FEET TO A POINT OF COMPOUND CURVATURE; THENCE ALONG A CURVE TO THE LEFT HAVING A RADIUS OF 70.00 FEET, AN ARC LENGTH OF 144.89 FEET. A CENTRAL ANGLE OF 10'46'54" AND A CHORD WHICH BEARS S78'27'18"E, A DISTANCE OF 144.68 FEET TO A POINT ON THE WESTERLY RIGHT-OF-WAY LINE OF DTC BOULEVARD; THENCE ALONG SAID RIGHT-OF-WAY LINE, A NON-TANGENT LINE S00'36'55"W. A DISTANCE OF 476.46 FEET; THENCE DEPARTING SAID RIGHT-OF-WAY LINE S89'53'15"W, A DISTANCE OF 335.60 FEET; THENCE N00-33'34"E A DISTANCE OF 5.79 FEET; THENCE N85'45'52"W A DISTANCE OF 8.08 FEET; THENCE N4'14'08"E A DISTANCE OF 144.60 FEET; THENCE S85'45'52"E A DISTANCE OF 11.00 FEET TO A POINT OF CURVATURE; THENCE 6.28 FEET ALONG THE ARC OF A CURVE TO THE LEFT HAVING A RADIUS OF 4.00 FEET, A CENTRAL ANGLE OF 90'00'00" AND A CHORD WHICH BEARS 49'14'08"E A DISTANCE OF 5.66 FEET TO A POINT OF TANGENCY; THENCE N4'14'08"E A STANCE OF
29.27 FEET TO A POINT OF CURVATURE; THENCE 15.92 FEET ALONG THE ARC OF A CURVE TO THE RIGHT HAVING A RADIUS OF 36.00 FEET. A CENTRAL ANGLE OF 25'20'14" AND A CHORD WHICH BEARS N16'54'15"E A DISTANCE OF 15.79 FEET TO A POINT OF TANGENCY; THENCE N29'34'22"E A DISTANCE OF 115.60 FEET TO A POINT OF CURVATURE; HENCE 5.71 FEET ALONG THE ARC OF A CURVE TO THE LEFT HAVING A RADIUS OF 14.00 FEET, A CENTRAL ANGLE OF 23'23'12" AND A CHORD WHICH BEARS N17'52'46"E A DISTANCE OF
5.67 FEET TO A POINT OF REVERSE CURVATURE; THENCE 97.42 FEET ALONG THE ARC OF CURVE TO THE RIGHT HAVING A RADIUS OF 271.00 FEET, A CENTRAL ANGLE OF 20'35'51" AND A CHORD WHICH BEARS N16'29'05"E A DISTANCE OF 96.90 FEET TO A POINT OF TANGENCY; THENCE N26'47'00"E A DISTANCE OF 42.78 FEET; THENCE N12'49'41"W A STANCE OF 18.93 FEET TO THE TRUE POINT OF BEGINNING.

SAID PARCEL CONTAINS 150614 SQUARE FEET (3.46 ACRES) MORE OR LESS.

                                   EXHIBIT C

                         TENANT IMPROVEMENT AGREEMENT



     This Agreement is a part of the Office Lease entered into by BOARD OF
                                                                  --------
ADMINISTRATION AS TRUSTEE FOR THE POLICE AND FIRE DEPARTMENT RETIREMENT FUND,
----------------------------------------------------------------------------
as Landlord, and FIRSTWORLD COMMUNICATIONS, INC. , as Tenant, pertaining to the
                 -------------------------------
CRESCENT VII Building (the "Lease").  Except as expressly provided to the
------------
contrary herein, all initially capitalized terms used in this Agreement shall have the same meaning as set forth in the Lease to which this Exhibit C is
                                                              ---------
attached.

     1.  Base Building Improvements. Landlord, at its expense, shall construct
         --------------------------
in or for the Premises the following improvements with Building standard materials and installation (the "Base Building Improvements"):

         a. Structure: Subfloor, bearing walls, exterior weather walls; columns, beams and roof or ceiling;

         b.  Floors: Bare finish, concrete slab floors;

         c. Electrical: Primary electrical distribution system to the floor of the Building on which the Premises are located;

         d. Heating, Ventilation and Air Conditioning: Primary heating, ventilation and air conditioning distribution system, installed and ready for connection to the variable volume and/or mixing air distribution boxes and supply and return ductwork to be provided as part of the Tenant Finish Work (as defined below).

         e. Telephone: A telephone terminal panel serving the Premises, installed in a reasonable location designated by Landlord;

         f. Plumbing: Building standard restroom plumbing and fixtures in the Common Areas (unless the Premises includes the entire floor) on the floor of the Building on which the Premises are located; and

         g. Fire Safety System: Primary distribution for the fire safety system required by applicable code (including, without limitation, fire sprinklers and alarms) installed and ready for connection to the fire safety system for the Premises to be provided as part of the Tenant Finish Work.

     2.  Preliminary Space Plans. Promptly after the effective date of the
         -----------------------
Lease, Tenant shall have its space planners prepare plans and specifications (the "Space Plans") for all leasehold improvements in addition to the Base Building Improvements (the "Tenant Finish Work"), which Space Plans shall be sufficient to obtain a bid for the construction of the Tenant Finish Work. Within 10 days after the effective date of the Lease, Tenant shall furnish to Landlord all information necessary regarding the Space Plans. Landlord shall deliver to Tenant any comments it may have to the Space Plan within seven days after receipt, and the Space Plans shall be finalized within 30 days after the date of the Lease. The Space Plans shall be prepared at Tenant's expense.

                 **Landlord
     3.  Landlord's Allowance. When the Space Plans are approved in writing by
         --------------------
both Landlord and Tenant, Tenant shall obtain a bid for the construction of the Tenant Finish Work. Tenant shall promptly notify ** of the amount of the bid or bids and the amount required to prepare the architectural and engineering construction drawings for the Tenant Finish Work (the "Estimated Work Cost"). If the Estimated Work Cost is less than or equal to $6.00 per square foot of the
                                                 -----
Rentable Area of the Premises (the "Landlord's Allowance"), then Landlord shall proceed in accordance with paragraph 4. The Landlord's Allowance shall be spent and allocated to the Tenant Finish Work throughout the entire Premises and in accordance with the Construction Drawings referred to in paragraph 4. Landlord's Allowance shall be used solely for Tenant Finish Work which will include (i) all fees and expenses incurred by Tenant in connection with the design and construction of the Tenant Finish Work. (ii) testing and inspection costs. Tenant shall not be entitled to any payment or Rent reduction for any part of the Landlord's allowance not so used.
(SEE ATTACHED RIDER)

     4. Construction of Tenant Finish Work. Tenant shall cause its architect and
        ----------------------------------
engineer to prepare construction drawings and specifications (the "Construction Drawings") for the Tenant Finish Work, based strictly on the Space Plans, and shall cause the Tenant Finish Work to be constructed in the Premises in accordance with the Construction Drawings: provided, however, that Landlord's contribution toward preparing the Construction Drawings and of constructing the Tenant Finish Work shall not exceed the Landlord's Allowance. Prior to the commencement of construction, Tenant shall be given an opportunity to review the Construction Drawings to confirm that they conform to the Space Plans. Upon substantial completion of the construction of the Tenant Finish Work and prior to Tenant's occupancy of the Premises, Tenant shall pay to * the amount, if any, by which the actual cost of preparing the Construction Drawings and of constructing the Tenant Finish Work exceeds the Landlord's Allowance.

                             *selected contractor

     If after commencement of the construction of the Tenant Finish Work, Tenant wants to change the Construction Drawings or scope of the Tenant Finish Work, it shall notify Contractor. Contractor shall then obtain an estimate of the additional cost of the Tenant Finish Work, if any, resulting from any such changes and within 10 days notify Tenant of the additional cost and any resulting delay in completing the Tenant Finish Work; and within three business days thereafter, Tenant shall advise contractor whether or not it wants to proceed with the changes. If Tenant elects to proceed with the changes, it shall promptly deliver a copy of the revised plans to Landlord for their review and approval.

     6. Substantial Completion: Ready for Tenant. The Tenant Finish Work shall
        ----------------------------------------
be deemed to have been substantially completed and to be Ready for Tenant when the Tenant has substantially completed the Tenant Finish Work, exclusive of any punch list work.

     7. General. All drawings, space plans, plans and specifications for any
        -------
improvements or installations in the Premises are expressly subject to Landlord's prior written approval*. Any approval by Landlord or Landlord's architects or engineers of any of Tenant's drawings, plans or specifications which are prepared in connection with construction of improvements in the Premises shall not in any way constitute a representation or warranty of Landlord as to the adequacy or sufficiency of the drawings, plans or specifications, or the improvement to which they relate, for any use, purpose or condition, but this approval shall merely be the consent of Landlord to Tenant's construction of improvements in the Premises in accordance with those drawings, plans or specifications. Failure by Tenant to pay any amount when due under this Agreement or the failure by Tenant to perform any of its other obligations under this Agreement shall be an Event of Default under Paragraph 19.1 of the Lease, entitling Landlord to all of its remedies under the Lease as well as all remedies otherwise available to Landlord.

             *which shall not be unreasonably withheld or delayed.

                                     "Landlord"

                                     BOARD OF ADMINISTRATION AS TRUSTEE FOR THE
                                     POLICE AND FIRE DEPARTMENT RETIREMENT FUND

                                     By: /s/ EDWARD F. OVERTON
                                         ---------------------------------------
                                             As its: Secretary
                                                     ---------------------------

                                     "Tenant"

                                     FIRSTWORLD COMMUNICATIONS, INC.,
                                     -------------------------------------------
                                     A DELAWARE CORPORATION

                                     By: /s/ SHELDON S. OHRINGER
                                         ---------------------------------------
                                             As its: President & CEO
                                                     ---------------------------

Attest:
                                     By: /s/ SCOTT M. CHASE
                                             SVP, Corp & Govt Affairs

By: /s/ CHRISTOPHER J. KUELLING
   -------------------------------
Title: Senior Corporate Counsel
      ----------------------------

                                   EXHIBIT D

                             RULES AND REGULATIONS

     It is further agreed that the following rules and regulations shall be and are hereby made a part of this Lease and Tenant agrees that Tenant's employees and agents or any others permitted by Tenant to occupy or enter the Premises will at all times abide by these rules and regulations as they may be amended or supplemented from time to time. Capitalized terms have the same meaning as used in the Lease, unless otherwise indicated.

     1. The sidewalks, entries, passages, corridors, stairways, and elevators of the Building Complex shall not be obstructed or locked or used for smoking, storage or loitering by Tenant or Tenant's agents or employees or used for any purpose other than ingress and egress to and from the Premises, it being understood and agreed that such access may be obtained only via the elevators (if any) in the lobby of the Building. The fire doors, including those in the elevator lobbies, shall not be locked or obstructed by Tenant.

     2. Furniture, equipment, or supplies will be moved in or out of the Building only upon the elevator (if any) and access ways designated by Landlord and then only during such hours and in such manner as may be prescribed by Landlord. The Landlord shall have the right to approve or disapprove the movers or moving company employed by Tenant and Tenant shall cause the movers to use only the loading facilities and elevator designated by Landlord. In the event Tenant's movers damage the elevator or any part of the Building, Tenant shall forthwith pay to Landlord the amount required to repair that damage.

     3. No safe or article, the weight of which may, in the opinion of Landlord, constitute a hazard or damage to the Building or the Building's equipment, shall be moved into the Premises. Safes and other equipment, the weight of which is not excessive, shall be moved into, from, or about the Building only during such hours and in such manner as shall be prescribed by Landlord and landlord shall have the right to designate the location of such articles in the Premises.

     4. During the entire term of this Lease, Tenant shall, at Tenant's expense, install and maintain under each and every caster chair a chair pad to protect the carpeting.

     5. No sign, advertisement or notice shall be inscribed, painted, or affixed on any part of the inside or outside of the Building (including windows) unless of such color, size, and style and in such place upon or in the Building as shall be first designated by Landlord in writing but there shall be no obligation or duty on Landlord to allow any sign, advertisement or notice to be inscribed, painted, or affixed on any part of the inside or outside of the building. A directory in a conspicuous place, for listing the names of tenants in the Building will be provided by Landlord. Any necessary revision in the directory will be made by Landlord at Tenant's expense within a reasonable time after notice from Tenant of the change making the revision necessary. No furniture shall be placed in front of the Building or in any lobby or corridor of the building (whether included wholly within the Premises, or otherwise), without the prior written consent of Landlord. Landlord shall have the right to remove all non-permitted signs and furniture, without notice to Tenant, at the expense of Tenant.

     6. Tenant shall not do or permit anything to be done in the Premises or bring or keep anything therein which would in any way increase the rate of fire insurance on the Building or on property kept therein which would in any way increase the rate of fire insurance on the Building or on property kept herein, constitute a nuisance or waste, obstruct or interfere with the rights of other tenants or in any way injure or annoy them, or conflict with the laws relating to fire or with any regulations of the fire department, fire insurance underwriters, or with any insurance policy upon the Building or any part thereof, or conflict with any of the rules or ordinances of the Department of Health of the City and County where the Building is located.

     7. The janitor of the building may at all times keep a passkey and other agents of Landlord shall at all times be allowed admittance to the Premises.

     8. Water closets and other water fixtures shall not be used for any purpose other than that for which they were intended and any damage resulting to them from misuse on the part of Tenant or Tenant's agents or employees shall be paid for by Tenant. No person shall waste water by tying back or wedging the faucets or in any other manner.

     9. Except for handicapped assistance dogs, no animals shall be allowed in the offices, halls, corridors, and elevators in the Building. No person shall disturb the occupants of the Building or adjoining buildings or premises by the use of any radio, sound equipment, or musical instrument or by the making of loud or improper noises.

     10. Bicycles or other vehicles shall not be permitted in the offices, halls, corridors, and elevators in the Building nor shall any obstruction of sidewalks or entrances of the Building be permitted.

     11. Tenant shall not allow anything to be placed on the outside of the building, nor shall anything be thrown by Tenant or Tenant's agents or employees out of the windows or doors or down the corridors, elevator shafts, or ventilating ducts or shafts of the Building. Tenant, except In case of fire or other emergency, shall not open any outside window. Tenant must at its own expense dispose of crates, boxes, or similar large items of refuse which will not fit into office waste paper baskets. In no event shall Tenant set any such items in the corridors or other areas of the Building or garage facility.

     12. No additional lock or locks shall be placed by Tenant on any door in the Building, unless written consent of Landlord shall First have been obtained. Two keys to the Premises and the toilet rooms, if locked by Landlord, will be furnished by Landlord and neither Tenant nor Tenant's agents or employees shall have any duplicate keys made. Landlord shall supply Tenant with such additional keys as Tenant may require at Tenant's sole cost and expense. At the termination of this tenancy, Tenant shall promptly return to Landlord all keys to offices, toilet rooms, or vaults.

     13. No window shades, blinds, screens, draperies, or other window coverings will be attached or detached by Tenant without Landlord's prior written consent. Tenant agrees to abide by Landlord's rules with respect to maintaining uniform curtains, draperies and linings, or blinds at all windows and hallways.

     14. If any Tenant desires telegraphic, telephonic, or other electric connections, Landlord or Landlord's agents will direct the electricians as to where and how the wires may be introduced. Without such directions, no boring or cutting for wires will be permitted. Any such installation and connection shall be made at Tenant's expense.

     15. Tenant shall not install or operate any steam or gas engine or boiler or carry on any mechanical business in the Premises. The use of oil, gas, or inflammable liquids for heating, lighting, or any other purpose is expressly prohibited. Explosives or other articles deemed extra hazardous shall not be brought into the Building.

     16. Any painting or decorating, as may be agreed to be done by and at the expense of Landlord, shall be done during regular weekday working hours.
Should Tenant desire such work on Saturdays, Sundays, Legal Holidays, or outside of regular working hours, Tenant shall pay for the extra cost thereof.

     17. Except as permitted by Landlord, Tenant shall not mark upon, paint signs upon, cut drill into, drive nails or screws into, or in any way deface the walls, ceilings, partitions, or floors of the Premises or of the Building and any defacement, damage, or injury caused by Tenant or Tenant's agents or employees shall be paid for by Tenant.

     18. Smoking is prohibited in the Building, including all tenants' premises, inside lobbies, stairwells, bathrooms, and other Common Areas and public areas of the Building Complex and is restricted in all outside plaza areas of the Building Complex to specific locations designated by Landlord as smoking areas, if any.

     19. Tenant shall be entitled to two sets of keys to the Premises. In the event Tenant needs any additional keys, such keys must be requested from Landlord. Tenant shall pay to Landlord the actual cost of making such additional keys. Landlord reserves the right to refuse admittance to the Building at any time other than during Ordinary Business Hours, to any person not producing a key to the Premises and/or a pass issued by Landlord. In case of fire, invasion, riot, public excitement or other commotion, Landlord also reserves the right to prevent access to the Building while it continues. Landlord shall in no case be liable for damages for the admission or exclusion of any person to or from the Building.

     20. No canvassing, soliciting, distribution of hand bills or other written material, or peddling shall be permitted in the Building on the Building Complex, and Tenant shall cooperate with Landlord in prevention and elimination of same.

                                   EXHIBIT E

                        LEASE COMMENCEMENT CERTIFICATE

LANDLORD: BOARD OF ADMINISTRATION AS TRUSTEE FOR THE POLICE AND FIRE DEPARTMENT
          RETIREMENT FUND
          ---------------------------------------------------------------------

TENANT:   FIRSTWORLD COMMUNICATIONS, INC., A DELAWARE CORPORATION
          ---------------------------------------------------------------------

        This Lease Commencement Certificate is made by Landlord and Tenant pursuant to that certain Office Lease (the "Lease") entered into as of ________, _____, for the Leased Premises known as Suite _____, in the Building known as
_______________ (the "Premises"). This constitutes a supplementary addendum to the Lease as contemplated by Article 4 of the Lease.

        1. Lease Commencement Date. Landlord and Tenant acknowledge and agree
           -----------------------
that the Lease Commencement Date, as contemplated by Article 4 of the Lease, is _______________, __________, and the Lease Expiration Date is _______________,
_____. Rent as contemplated by the Lease begins accruing to Landlord's benefit as of _______________, _____. All covenants in the Lease contemplated to begin on the Lease Commencement Date shall commence as of the Lease Commencement Date.

        2. Acceptance of Premises. Tenant has inspected and examined the
           ----------------------
Premises, and Tenant finds the Premises acceptable and satisfactory in all respects in their current, "as is" condition, except for the "Punchlist Items" attached hereto (if any). All of the work to be completed by Landlord, as contemplated by the Lease and the Work Letter (attached as Exhibit C to the
                                                           ---------
Lease), has been fully completed and fulfilled. The attached list of Punchlist Items constitutes all matters which Tenant does not find fully and completely acceptable, and as to which Tenant desires Landlord to perform corrective work.

        3. Incorporation in Lease. This Certificate is incorporated into the
           ----------------------
Lease, and forms a supplementary and integral part thereof. This Certificate shall be construed and interpreted in accordance with all other terms and provisions of the Lease for all purposes.


                                "Landlord"

                                BOARD OF ADMINISTRATION AS TRUSTEE FOR THE
                                POLICE AND FIRE DEPARTMENT RETIREMENT FUND

                                By: ___________________________________________

                                    As its: ___________________________________

                                "Tenant"

Attest:                         FIRSTWORLD COMMUNICATIONS, INC.,
                                _______________________________________________
                                A DELAWARE CORPORATION

By: __________________________  By: ___________________________________________

Title: _______________________      As its: ___________________________________

                                      E-1